                      Reg. No. 33-57192    Reg. No. 33-46033
                      Exhibit No.          Exhibit No.
                      -----------          -----------

                      Exhibit 4(n)(5)      Exhibit 4(b)(46)

                                                                               *


                                 Doc. No. 1.05
                                Aircraft N767UA

--------------------------------------------------------------------------------


                                TRUST AGREEMENT

                                  (1995 777 C)

                            Dated as of May 1, 1995


                                    between


                        _______________________________,
                               Owner Participant


                                      and


                      STATE STREET BANK AND TRUST COMPANY,
                                 Owner Trustee



                              --------------------



                             United Air Lines, Inc.
                           1995 777 C Equipment Trust
                          One Boeing 777-222 Aircraft



--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------


                                   ARTICLE I

                             DEFINITIONS AND TERMS

SECTION 1.01.  Certain Definitions.....................................   1

                                   ARTICLE II

               AUTHORITY TO EXECUTE CERTAIN OPERATIVE DOCUMENTS;
                              DECLARATION OF TRUST

SECTION 2.01.  Authority to Execute Documents..........................   3

SECTION 2.02.  Declaration of Trust....................................   3

                                  ARTICLE III

                  PURCHASE OF CERTAIN RIGHTS IN THE AIRCRAFT;
                         ISSUANCE OF LOAN CERTIFICATES


SECTION 3.01.  Purchase of Certain Rights in the Aircraft..............   4

SECTION 3.02.  Conditions Precedent....................................   5

                                   ARTICLE IV

                     RECEIPT, DISTRIBUTION AND APPLICATION
                        OF INCOME FROM THE TRUST ESTATE

SECTION 4.01.  Distribution of Payments................................   5
     (a)    Payments to the Indenture Trustee..........................   5
     (b)    Payments to the Owner Trustee; Other Parties...............   6
     (c)    Certain Distributions to the Owner Participants............   6
     (d)    Excluded Payments..........................................   6

SECTION 4.02.  Method of Payments......................................   6

                                   ARTICLE V

                          DUTIES OF THE OWNER TRUSTEE

SECTION 5.01.  Notice of Event of Default..............................   7

SECTION 5.02.  Action Upon Instructions................................   8

SECTION 5.03.  Indemnification.........................................   8

                                                  [Trust Agreement (1995 777 C)]


SECTION 5.04.  No Duties Except as Specified in Trust
     Agreement or Instructions.........................................   9

SECTION 5.05.  No Action Except Under Specified Documents or
     Instruction.......................................................   9

                                   ARTICLE VI

                               THE OWNER TRUSTEE

SECTION 6.01.  Acceptance of Trusts and Duties.........................  10

SECTION 6.02.  Absence of Certain Duties...............................  10

SECTION 6.03.  No Representations or Warranties as to Certain
     Matters...........................................................  11

SECTION 6.04.  No Segregation of Monies Required;
     No Interest.......................................................  12

SECTION 6.05.  Reliance Upon Certificates, Counsel and
     Agents............................................................  12

SECTION 6.06.  Not Acting in Individual Capacity.......................  13

SECTION 6.07.  Fees; Compensation......................................  13

SECTION 6.08.  Tax Returns.............................................  14

                                  ARTICLE VII

             INDEMNIFICATION OF STATE STREET BANK AND TRUST COMPANY
                             BY OWNER PARTICIPANTS

SECTION 7.01.  Owner Participants to Indemnify State Street Bank
     and Trust Company.................................................  14

                                  ARTICLE VIII

                  TRANSFER OF AN OWNER PARTICIPANT'S INTEREST

SECTION 8.01.  Transfer of Interests...................................  16

                                   ARTICLE IX

                     SUCCESSOR OWNER TRUSTEES; CO-TRUSTEES

SECTION 9.01.  Resignation of Owner Trustee; Appointment of
     Successor.........................................................  16

                                                 [Trust Agreement (1995 777 C)]


     (a)  Resignation or Removal.......................................  16
     (b)  Execution and Delivery of Documents, etc.....................  17
     (c)  Qualifications...............................................  17
     (d)  Merger, etc..................................................  17

SECTION 9.02.  Co-Trustees and Separate Trustees.......................  18

                                   ARTICLE X

                           SUPPLEMENTS AND AMENDMENTS
                     TO TRUST AGREEMENT AND OTHER DOCUMENTS

SECTION 10.01.  Supplements and Amendments and
     Delivery Thereof..................................................  19
     (a)  Supplement and Amendments....................................  19
     (b)  Delivery of Amendments and Supplements to Certain Parties....  20

SECTION 10.02.  Discretion as to Execution of Documents................  20

SECTION 10.03.  Absence of Requirements as to Form.....................  20

SECTION 10.04.  Distribution of Documents..............................  21

SECTION 10.05.  No Request Needed as to Lease Supplement and
     Trust Supplement..................................................  21

                                   ARTICLE XI

                                 MISCELLANEOUS

SECTION 11.01. Termination of Trust Agreement..........................  21

SECTION 11.02.  Owner Participants Have No Legal Title in Trust
     Estate............................................................  22

SECTION 11.03. Assignment, Sale, etc. of Aircraft......................  22

SECTION 11.04.  Trust Agreement for Benefit of Certain Parties
     Only..............................................................  22

SECTION 11.05. Citizenship of the Owner Participant....................  22

SECTION 11.06.  Notices................................................  23

SECTION 11.07. Severability............................................  23

SECTION 11.08.  Waivers, etc...........................................  23

                                                 [Trust Agreement (1995 777 C)]


SECTION 11.09. Counterparts............................................  23

SECTION 11.10.  Binding Effect, etc....................................  23

SECTION 11.11.  Headings; References...................................  24

SECTION 11.12.  Governing Law..........................................  24

                                                 [Trust Agreement (1995 777 C)]

                                TRUST AGREEMENT
                                  (1995 777 C)


          This TRUST AGREEMENT (1995 777 C) dated as of May 1, 1995 between ______________________________, a Delaware corporation (the "Original Owner Participant"), and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company (in its individual capacity, "State Street", and otherwise not in its individual capacity but solely as trustee hereunder with its permitted successors and assigns called the "Owner Trustee");


                              W I T N E S S E T H:


                                   ARTICLE I

                             DEFINITIONS AND TERMS

          SECTION 1.01.  Certain Definitions.  Unless the context shall
                         -------------------
otherwise require and except as contained in this Section 1.01, the capitalized terms used herein shall have the respective meanings assigned thereto in the Lease (as hereinafter defined) for all purposes hereof. All definitions contained in this Section 1.01 shall be equally applicable to both the singular and plural forms of the terms defined. For all purposes of this Trust Agreement the following terms shall have the following meanings:

          "Excluded Payments" has the meaning ascribed to such term in the Trust Indenture.

          "Indenture Event of Default" has the meaning which the term "Event of Default" has in the Trust Indenture.

          "Lease" means that certain Lease Agreement (1995 777 C), to be dated as of the date hereof, and to be entered into by the Owner Trustee and Lessee concurrently with the execution and delivery of this Trust Agreement as said Lease Agreement may from time to time be supplemented or amended, or the terms thereof waived or modified, to the extent permitted by, and in accordance with, the terms of this Trust Agreement. The term "Lease" shall also include each Lease Supplement from time to time entered into pursuant to the terms of the Lease.

          "Lease Event of Default" has the meaning which the term "Event of Default" has in the Lease.

                                                 [Trust Agreement (1995 777 C)]

          "Majority in Interest of Owner Participants" at any time means, subject to Section 11.05, the Owner Participant or Owner Participants which then hold more than 50% of the Ownership Interests of all Owner Participants.

          "Owner Participants" shall mean the Original Owner Participant and each Subsequent Owner Participant, to the extent that the same shall, at the relevant time, have an Ownership Interest.

          "Ownership Interest" means, in the case of each Owner Participant, the percentage of its undivided beneficial interest in the Trust Estate created by this Trust Agreement, which percentage shall be: (i) in the case of the Original Owner Participant (A) so long as it shall be the sole Owner Participant, 100% and (B) if it shall no longer be the sole Owner Participant, the percentage of such undivided interest in the Trust Estate which it shall not have transferred to any Subsequent Owner Participant; and (ii) in the case of any Subsequent Owner Participant, the percentage of such undivided interest in the Trust Estate specified in the agreement pursuant to which such Subsequent Owner Participant becomes an Owner Participant as provided in the definition of "Subsequent Owner Participant" which it shall not have transferred to any Subsequent Owner Participant.

          "Subsequent Owner Participant" means any entity to which the Original Owner Participant or any transferee from the Original Owner Participant or any Subsequent Owner Participant shall have transferred at any time after the Delivery Date all or any part of the undivided right, title and interest originally held by the Original Owner Participant in the Trust Estate, provided that any such transfer: (i) shall be effected by a written agreement, in form and substance reasonably satisfactory to the Owner Trustee in its individual capacity, among such transferee, its transferor and the Owner Trustee, which shall (A) specify the percentage of the Ownership Interest of such transferee so transferred to it and (B) provide that such transferee thereby becomes a party to, and beneficiary of, this Trust Agreement and an Owner Participant for all purposes hereof and that such transferee assumes all of the obligations of its transferor under this Trust Agreement to the extent of such transferee's Ownership Interest; and (ii) so long as the Lease shall be in effect, such transferee and its transferor shall have complied with all of the terms of
Section 8(h) of the Participation Agreement.

          "Trust Estate" means all estate, right, title and interest of the Owner Trustee in and to the Aircraft, the Lease,

                                                 [Trust Agreement (1995 777 C)]

any Lease Supplement, the Purchase Agreement, the Consent and Agreement, the Owner Trustee's Purchase Agreement, the Owner Trustee's Bill of Sale and the Owner Trustee's FAA Bill of Sale, including, without limitation, all amounts of Basic Rent and Supplemental Rent including without limitation insurance proceeds (other than insurance proceeds payable to or for the benefit of the Owner Trustee, for its own account or in its individual capacity, or to the Owner Participants, the Certificate Holders or the Indenture Trustee) and requisition, indemnity or other payments of any kind for or with respect to the Aircraft (except amounts owing to the Owner Participants, to the Indenture Trustee, to the Owner Trustee, in its individual capacity or to a Certificate Holder, or to any of their respective directors, officers, employees, servants and agents, pursuant to Section 7 of the Participation Agreement). Notwithstanding the foregoing "Trust Estate" shall not include any Excluded Payment.

          "Trust Indenture Estate" has the meaning ascribed to such term in the Trust Indenture.

          "Trust Office" has the meaning ascribed to such term in the Lease.

          "Trust Supplement" means a supplement to the Trust Agreement and Trust Indenture substantially the form of Exhibit A to the Trust Indenture.


                                   ARTICLE II

               AUTHORITY TO EXECUTE CERTAIN OPERATIVE DOCUMENTS;
                              DECLARATION OF TRUST

          SECTION 2.01.  Authority to Execute Documents.  The Original Owner
                         ------------------------------
Participant hereby authorizes and directs the Owner Trustee to execute and deliver the Operative Documents and any other agreements, instruments or documents to which the Owner Trustee is a party in the respective forms thereof in which delivered from time to time by the Majority in Interest of Owner Participants to the Owner Trustee for execution and delivery and, subject to the terms hereof, to exercise its rights and perform its duties under said Operative Documents in accordance with the terms thereof.

          SECTION 2.02. Declaration of Trust. The Owner Trustee hereby declares
                        --------------------
that it will hold the Trust Estate upon the trusts hereinafter set forth for the use and benefit of the Owner Participants, subject, however, to the Lien created by the Trust

                                                 [Trust Agreement (1995 777 C)]

Indenture and the provisions of the Lease and the Participation Agreement.


                                  ARTICLE III

                  PURCHASE OF CERTAIN RIGHTS IN THE AIRCRAFT;
                         ISSUANCE OF LOAN CERTIFICATES


          SECTION 3.01.  Purchase of Certain Rights in the Aircraft.  The
                         ------------------------------------------
Original Owner Participant hereby authorizes and directs the Owner Trustee to, and the Owner Trustee agrees for the benefit of the Owner Participants that it will, on the Delivery Date, subject to due compliance with the terms of Section
3.02 hereof:

          (a) purchase the Aircraft pursuant to the Owner Trustee's Purchase Agreement;

          (b) accept from the Lessee the delivery of the Owner Trustee's Bill of Sale and the Owner Trustee's FAA Bill of Sale;

          (c)  execute and deliver a Lease Supplement covering the Aircraft;

          (d)  execute and deliver a Trust Supplement covering the Aircraft;

          (e) execute, issue and deliver the Loan Certificates in the amount and otherwise as provided in Section 1 of the Participation Agreement;

          (f)  execute and deliver the financing statements referred to in
      Section 4(a)(vi) of the Participation Agreement, together with all other agreements, documents and instruments referred to in Section 4 of the Participation Agreement to which the Owner Trustee is to be a party;

          (g) effect the registration of the Aircraft in the name of the Owner Trustee by filing or causing to be filed with the FAA: (i) the Owner Trustee's FAA Bill of Sale; (ii) an application for registration of the Aircraft in the name of the Owner Trustee (including without limitation an affidavit from the Owner Trustee in compliance with the provisions of

                                                 [Trust Agreement (1995 777 C)]

      14 C.F.R. (S) 47.7(c)(2)(ii)); and (iii) this Trust Agreement; and

          (h) execute and deliver all such other instruments, documents or certificates and take all such other actions in accordance with the directions of the Original Owner Participant, as the Original Owner Participant may deem necessary or advisable in connection with the transactions contemplated hereby, the taking of any such action by the Owner Trustee in the presence of the Original Owner Participant or its counsel to evidence, conclusively, the direction of the Original Owner Participant.

          SECTION 3.02.  Conditions Precedent.  The right and obligation of the
                         --------------------
 Owner Trustee to take the action required by Section 3.01 hereof with respect to the Aircraft shall be subject to the following conditions precedent: (a) the Original Owner Participant shall have made the full amount of its Commitment available to the Owner Trustee, in immediately available funds, in accordance with Sections 1 and 2 of the Participation Agreement; and (b) the terms and conditions of Section 4 of the Participation Agreement shall have been either fulfilled to the satisfaction of or waived by the Original Owner Participant. The Owner Participant shall, by instructing the Owner Trustee to release the funds then held by the Owner Trustee as provided in Section 2 of the Participation Agreement, be deemed to have found satisfactory to it, or waived, all such conditions precedent.


                                   ARTICLE IV

                     RECEIPT, DISTRIBUTION AND APPLICATION
                        OF INCOME FROM THE TRUST ESTATE

          SECTION 4.01.  Distribution of Payments.
                         -------------------------

          (a) Payments to the Indenture Trustee.  Until the Trust Indenture
              ---------------------------------
      shall have been discharged pursuant to Section 10.01 thereof, all Basic Rent, insurance proceeds and requisition or other payments of any kind included in the Trust Estate (other than Excluded Payments and other than payments received from the Indenture Trustee under the Trust Indenture) shall be payable directly to the Indenture Trustee (and any of the same which are received by the Owner Trustee shall upon receipt be paid over to the Indenture Trustee without deduction, set-off or adjustment of any kind) for distribution in accordance with the

                                                 [Trust Agreement (1995 777 C)]


      provisions of Article III of the Trust Indenture; provided, however, that any payments received by the Owner Trustee from (i) the Lessee with respect to the Owner Trustee's fees and disbursements, or (ii) the Owner Participants pursuant to Article VII hereof shall not be paid over to the Indenture Trustee but shall be retained by the Owner Trustee and applied toward the purpose for which such payments were made.

           (b) Payments to the Owner Trustee; Other Parties.  Any payment
               --------------------------------------------
      received by the Owner Trustee that are not payable to the Indenture Trustee pursuant to Section 4.01(a) hereof (other than Excluded Payments) received by the Owner Trustee, any payments received from the Indenture Trustee other than specified in Section 4.01(d) hereof and any other amount received as part of the Trust Estate and for the application or distribution of which no provision is made herein, shall be distributed forthwith upon receipt by the Owner Trustee in the following order of priority: first, so much of such payment as shall be required to
                 -----
      reimburse the Owner Trustee for any expenses not otherwise reimbursed as to which the Owner Trustee is entitled to be so reimbursed pursuant to the provisions hereof shall be retained by the Owner Trustee; second, so much
                                                                ------
      of the remainder for which provision as to the application thereof is contained in the Lease or any of the other Operative Documents shall be applied and distributed in accordance with the terms of the Lease or such other Operative Document; and third, the balance, if any, shall be paid
                                    -----
      ratably to each Owner Participant in proportion to such Owner Participant's Ownership Interest.

           (c) Certain Distributions to the Owner Participants.  Notwithstanding
               -----------------------------------------------
      anything herein contained to the contrary, all amounts from time to time distributable by the Indenture Trustee to each Owner Participant pursuant to the Trust Indenture shall, if paid to the Owner Trustee, be distributed by the Owner Trustee to such Owner Participant in accordance with the provisions of Section 3.06 of the Trust Indenture.

           (d) Excluded Payments.  Notwithstanding any other provision hereof,
               -----------------
      any Excluded Payments received by the Owner Trustee shall be paid by the Owner Trustee to the Person to whom such Excluded Payments are payable under the provisions of the Participation Agreement, the Tax Indemnity Agreement or the Lease.

                                                 [Trust Agreement (1995 777 C)]

          SECTION 4.02.  Method of Payments.  The Owner Trustee shall make
                         ------------------
 distributions or cause distributions to be made to each Owner Participant pursuant to this Article IV by transferring or causing the Indenture Trustee to transfer by wire transfer the amount to be distributed to such account or accounts of such Owner Participant as such Owner Participant may designate from time to time in writing to the Owner Trustee. Notwithstanding the foregoing, the Owner Trustee will, if so requested by such Owner Participant in writing, pay any or all amounts payable to such Owner Participant pursuant to this
 Article IV either (i) by crediting such amount or amounts to an account or accounts maintained by such Owner Participant with the Owner Trustee in its individual capacity in immediately available funds, (ii) by payment at the Trust Office of the Owner Trustee, in immediately available funds, or (iii) by mailing an official bank check or checks in such amount or amounts payable to such Owner Participant at such address as such Owner Participant shall have designated in writing to the Owner Trustee. Subject to Section 4.01, the Owner Trustee shall, when and as instructed in writing by any Owner Participant, direct the Indenture Trustee and Lessee to pay all of such Owner Participant's pro rata amounts otherwise payable to the Owner Trustee by the Indenture Trustee pursuant to the Indenture or by the Lessee pursuant to the Lease directly to such Owner Participant.


                                   ARTICLE V

                          DUTIES OF THE OWNER TRUSTEE

          SECTION 5.01.  Notice of Event of Default.  If the Owner Trustee
                         --------------------------
 shall have knowledge of a Lease Event of Default or Indenture Event of Default (or an event which with the passage of time or the giving of notice or both would constitute a Lease Event of Default or Indenture Event of Default) State Street Bank and Trust Company will cause the Owner Trustee to give to the Indenture Trustee, each Owner Participant and the Lessee prompt telephonic or telecopier notice thereof followed by prompt confirmation thereof by certified mail, postage prepaid. The notice shall set forth in reasonable detail the facts or circumstances known to it with respect to such Lease Event of Default or Indenture Event of Default. Subject to the terms of Section 5.03 hereof, the Owner Trustee shall take such action or shall refrain from taking such action, not inconsistent with the provisions of the Trust Indenture, with respect to such Lease Event of Default or Indenture Event of Default or other event as the Owner Trustee shall be directed in writing by a Majority in Interest of Owner Participants. If the

                                                 [Trust Agreement (1995 777 C)]

 Owner Trustee shall not have received instructions as above provided within 20 days after the mailing of such notice to the Owner Participants, the Owner Trustee until instructed otherwise in accordance with the preceding sentence may, but shall be under no duty to, take or refrain from taking such action with respect to such Lease Event of Default or other event as it shall deem advisable in the best interests of the Owner Participants. For all purposes of this Trust Agreement, the Lease and the other Operative Documents, in the absence of actual knowledge by a responsible officer of the Corporate Trust Department of the Owner Trustee in his or her capacity as such, the Owner Trustee shall not be deemed to have knowledge of a Lease Event of Default or Indenture Event of Default or other event referred to in this Section 5.01 unless notified in writing by the Indenture Trustee, any Owner Participant or the Lessee.

           SECTION 5.02.  Action Upon Instructions.  Subject to the terms of
                          ------------------------
 Sections 5.01 and 5.03 hereof, upon the written instructions at any time and from time to time of a Majority in Interest of Owner Participants, the Owner Trustee will take such of the following actions, not inconsistent with the provisions of the Lease and the Trust Indenture, as may be specified in such instructions: (i) give such notice or direction or exercise such right, remedy or power hereunder or under any of the Operative Documents to which the Owner Trustee is a party or in respect of all or any part of the Trust Estate, or take such other action, as shall be specified in such instructions (including entering into agreements referred to in clause (i) of the definition of "Subsequent Owner Participant"); (ii) take such action to preserve or protect the Trust Estate (including the discharge of Liens) as may be specified in such instructions; (iii) approve as satisfactory to it all matters required by the terms of the Lease or the other Operative Documents to be satisfactory to the Owner Trustee, it being understood that without written instructions of a Majority in Interest of Owner Participants, the Owner Trustee shall not approve any such matter as satisfactory to it; and (iv) subject to the rights of the Lessee under the Operative Documents, after the expiration or earlier termination of the Lease, convey all of the Owner Trustee's right, title and interest in and to the Aircraft for such amount, on such terms and to such purchaser or purchasers as shall be designated in such instructions, or retain, lease or otherwise dispose of, or from time to time take such other action with respect to, the Aircraft on such terms as shall be designated in such instructions.

           SECTION 5.03.  Indemnification.  The Owner Trustee shall not be
                          ---------------
 required to take any action under Section 5.01

                                                 [Trust Agreement (1995 777 C)]

 (other than the giving of the notices referred to therein) or 5.02 hereof unless the Owner Trustee shall have been indemnified by the Owner Participants, in manner and form satisfactory to the Owner Trustee, against any liability, cost or expense (including reasonable counsel fees and disbursements) which may be incurred in connection therewith; and, if a Majority in Interest of Owner Participants shall have directed the Owner Trustee to take any such action or refrain from taking any action, each Owner Participant, jointly and severally, agrees to furnish such indemnity as shall be required and, in addition, to the extent not otherwise paid pursuant to the provisions of the Lease or of the Participation Agreement, to pay, jointly and severally, the reasonable compensation of the Owner Trustee for the services performed or to be performed by it pursuant to such direction and any reasonable fees and disbursements of counsel or agents employed by the Owner Trustee in connection therewith. The Owner Trustee shall not be required to take any action under Section 5.01 or
 5.02 hereof if the Owner Trustee shall reasonably determine, or shall have been advised by counsel, that such action is contrary to the terms of any of the Operative Documents to which the Owner Trustee is a party, or is otherwise contrary to law.

           SECTION 5.04.  No Duties Except as Specified in Trust Agreement or
                          ---------------------------------------------------
 Instructions.  The Owner Trustee shall not have any duty or obligation to
 ------------
 manage, control, use, sell, dispose of or otherwise deal with the Aircraft or any other part of the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with any of the Operative Documents to which the Owner Trustee is a party, except as expressly required by the terms of any of the Operative Documents to which the Owner Trustee is a party, or (to the extent not inconsistent with the provisions of the Trust Indenture) as expressly provided by the terms hereof or in a written instruction from a Majority in Interest of Owner Participants received pursuant to the terms of
 Section 5.01 or 5.02, and no implied duties or obligations shall be read into this Trust Agreement against the Owner Trustee. State Street Bank and Trust Company agrees that it will, in its individual capacity and at its own cost or expense (but without any right of indemnity in respect of any such cost or expense under Section 7.01 hereof), promptly take such action as may be necessary to duly discharge and satisfy in full all Lessor Liens attributable to it in its individual capacity which it is required to discharge pursuant to
 Section 8(g) of the Participation Agreement and otherwise comply with the terms of said Section binding upon it.

           SECTION 5.05.  No Action Except Under Specified Documents or
                          ---------------------------------------------
 Instruction.  The Owner Trustee agrees that it will
 -----------

                                                 [Trust Agreement (1995 777 C)]


 not manage, control, use, sell, dispose of or otherwise deal with the Aircraft or any other part of the Trust Estate except (i) as expressly required by the terms of any of the Operative Documents to which the Owner Trustee is a party,
 (ii) as expressly provided by the terms hereof, or (iii) as expressly provided in written instructions from a Majority in Interest of Owner Participants pursuant to Section 5.01 or 5.02 hereof.


                                   ARTICLE VI

                               THE OWNER TRUSTEE

           SECTION 6.01.  Acceptance of Trusts and Duties. State Street Bank and
                          -------------------------------
 Trust Company accepts the trusts hereby created and agrees to perform the same but only upon the terms hereof applicable to it. The Owner Trustee also agrees to receive and disburse all monies received by it constituting part of the Trust Estate upon the terms hereof. State Street Bank and Trust Company shall not be answerable or accountable under any circumstances, except (a) for its own willful misconduct or gross negligence, (b) its failure (in its individual capacity) to perform its obligations under the last sentence of Section 5.04 hereof and the first sentence of Section 5.01 hereof, (c) for its or the Owner Trustee's failure to use ordinary care to disburse funds, (d) for any tax based on or measured by any fees, commissions or compensation received by it for acting as trustee in connection with any of the transactions contemplated by the Operative documents and (e) for liabilities that may result from the inaccuracy of any representation or warranty of it (or from the failure by it to perform any covenant) in Section 6.03 hereof, in Section 4 of the Lease or in Sections 8(b), 8(c) and 8(j) of the Participation Agreement.

           SECTION 6.02.  Absence of Certain Duties.  Except in accordance with
                          -------------------------
 written instructions furnished pursuant to Section 5.02 hereof and except as provided in, and without limiting the generality of, Sections 3.01 and 5.04 hereof and the last sentence of Section 9.01(b) hereof, neither the Owner Trustee nor State Street Bank and Trust Company shall have any duty (i) to see to any recording or filing of any Operative Document or of any supplement to any thereof or to see to the maintenance of any such recording or filing or any other filing of reports with the Federal Aviation Administration or other governmental agencies, except that State Street Bank and Trust Company in its individual capacity agrees to comply with the Federal Aviation Administration reporting requirements set forth in 14 CFR (S) 47.45 and 14 CFR (S) 47.51, and the Owner Trustee shall, to the extent that information for that purpose is timely

                                                 [Trust Agreement (1995 777 C)]

 supplied by Lessee pursuant to any of the Operative Documents, complete and timely submit (and furnish each Owner Participant with a copy of) any and all reports relating to the Aircraft which may from time to time be required by the Federal Aviation Administration or any government or governmental authority having jurisdiction, (ii) to see to any insurance on the Aircraft or to effect or maintain any such insurance, whether or not Lessee shall be in default with respect thereto, other than to forward to the Owner Participants copies of all reports and other written information which the Owner Trustee receives from Lessee pursuant to Section 11(c) of the Lease, (iii) to see to the payment or discharge of any tax, assessment or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Trust Indenture Estate or the Trust Estate, except as provided in
 Section 8(g) of the Participation Agreement, or (iv) to inspect Lessee's books and records with respect to the Aircraft at any time permitted pursuant to the Lease. Notwithstanding the foregoing, the Owner Trustee will furnish to the Indenture Trustee and each of the Owner Participants, promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and other instruments furnished to the Owner Trustee hereunder or under the Lease or any other Operative Document to which a responsible officer of the Owner Trustee reasonably believes have not been delivered to said parties.

           SECTION 6.03.  No Representations or Warranties as to Certain
                          ----------------------------------------------
 Matters.  NEITHER THE OWNER TRUSTEE NOR STATE STREET BANK AND TRUST COMPANY
 -------
 MAKES OR SHALL BE DEEMED TO HAVE MADE (a) ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, VALUE, AIRWORTHINESS, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE FOR A PARTICULAR PURPOSE OF THE AIRCRAFT OR ANY PART THEREOF, OR ANY OTHER REPRESENTATION OR WARRANTY WITH RESPECT TO THE AIRCRAFT WHATSOEVER, except that State Street Bank and Trust Company in its individual capacity warrants that on the Delivery Date the Owner Trustee shall have received whatever title was conveyed to it by the Lessee and that the Aircraft shall during the Lease Term be free of Lessor Liens attributable to State Street Bank and Trust Company in its individual capacity, or (b) any representation or warranty as to the validity, legality or enforceability of this Trust Agreement or any Operative Document to which the Owner Trustee is a party, or any other document or instrument, or as to the correctness of any statement contained in any thereof except to the extent that any such statement is expressly made herein or therein by such party as a representation by State Street Bank and Trust Company in its individual capacity or by the Owner Trustee as the case may be and except that State Street Bank and Trust Company in

                                                 [Trust Agreement (1995 777 C)]

 its individual capacity hereby represents and warrants that this Trust Agreement has been, and (assuming due authorization, execution and delivery by the Original Owner Participant of this Trust Agreement) the Operative Documents to which it or the Owner Trustee is a party have been (or at the time of execution and delivery of any such instrument by it or the Owner Trustee hereunder or pursuant to the terms of the Participation Agreement that such an instrument will be) duly executed and delivered by one of its officers who is or will be, as the case may be, duly authorized to execute and deliver such instruments on behalf of itself or the Owner Trustee, as the case may be, and that the Trust Agreement constitutes a legal, valid and binding obligation of State Street Bank and Trust Company or the Owner Trustee, as the case may be, enforceable against State Street Bank and Trust Company or the Owner Trustee, as the case may be, in accordance with its terms.

           SECTION 6.04.  No Segregation of Monies Required; No Interest.
                          ----------------------------------------------
 Except as otherwise provided herein or in the Lease or the Trust Indenture, monies received by the Owner Trustee hereunder need not be segregated in any manner except to the extent required by law, and may be deposited under such general conditions as may be prescribed by law, and the Owner Trustee shall not, except as provided in Section 22 of the Lease, be liable for any interest thereon.

           SECTION 6.05.  Reliance Upon Certificates, Counsel and Agents.  The
                          ----------------------------------------------
 Owner Trustee shall incur no liability to anyone in acting in reliance upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and reasonably believed by it to be signed by the proper party or parties. Unless other evidence in respect thereof is specifically prescribed herein, any request, direction, order or demand of the Owner Participants or Lessee mentioned herein or in any of the Operative Documents to which the Owner Trustee is a party shall be sufficiently evidenced by written instruments signed by a person purporting to be the Chairman of the Board, the President, any Vice President or any other duly authorized officer or representative and in the name of any such Owner Participant or Lessee, as the case may be. The Owner Trustee may accept a copy of a resolution of the Board of Directors or Executive Committee of Lessee, certified by the Secretary or an Assistant Secretary of Lessee as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted by said Board or Committee and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically described herein, the Owner Trustee may for all purposes hereof

                                                 [Trust Agreement (1995 777 C)]


 rely on a certificate signed by a person purporting to be the Chairman of the Board, the President, any Vice President or any other duly authorized officer or representative of Lessee, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. In the administration of trusts hereunder, the Owner Trustee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents or attorneys and may, at the expense of the Trust Estate, consult with counsel, accountants and other skilled persons to be selected and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons and the Owner Trustee shall not be liable for the negligence of any such counsel, accountant or other skilled person appointed by it with due care hereunder.

           SECTION 6.06.  Not Acting in Individual Capacity.  In acting
                          ---------------------------------
 hereunder, the Owner Trustee acts solely as trustee and not in its individual capacity except as otherwise expressly provided herein; and, except as may be otherwise expressly provided in this Trust Agreement, the Lease and the Participation Agreement and the Trust Indenture, all Persons other than the Owner Participant, as provided herein, having any claim against the Owner Trustee by reason of the transactions contemplated hereby shall look only to the Trust Estate for payment or satisfaction thereof.

           SECTION 6.07.  Fees; Compensation.  The Owner Trustee shall be
                          ------------------
 entitled to receive compensation, reasonable as regards its responsibilities hereunder, together with reimbursement within three (3) months of its request for all reasonable expenses incurred or made by it in accordance with any of the provisions of this Trust Agreement or any other Operative Document (including the reasonable compensation and the expenses of its counsel, accountants or other skilled persons and of all other persons not regularly in its employ). If a Lease Event of Default or Indenture Event of Default shall occur and be continuing or if the Lease or the Trust Indenture is declared to be in default, the Owner Trustee shall be entitled to receive compensation, reasonable as regards its additional responsibilities hereunder, and payment or reimbursement for its expenses as provided above. Except as provided in
 Section 5.03 or 7.01 hereof, the Owner Trustee agrees that it shall have no right against the Owner Participants for any fee as compensation for its services hereunder. The aforesaid obligations shall constitute indebtedness hereunder and the Owner Trustee is hereby granted, and said obligations shall be secured by, a lien

                                                 [Trust Agreement (1995 777 C)]

 on the Trust Estate entitling the Owner Trustee to priority as to payment thereof over payment to any other person under this Trust Agreement. Pursuant to the last paragraph of Section 7(c) of the Participation Agreement and subject to Section 16 thereof, the Lessee shall be required to pay the fees and expenses of the Owner Trustee comprising the compensation and reimbursement of expenses to which the Owner Trustee is entitled under this Section 6.07.
 Except as otherwise expressly provided in this Trust Agreement and the other Operative Documents, neither the Owner Participants nor the Trust Estate shall have any liability for any such fees and expenses; provided, however, the Owner Participants shall be liable for such additional compensation of the Owner Trustee if the same is attributable to an Indenture Event of Default which is caused solely by the actions or inactions of the Owner Participant; and further provided that the Owner Trustee shall have a Lien upon the Trust Estate for any such fee not paid by Lessee as contemplated by Section 7 of the Participation Agreement and such Lien shall entitle the Owner Trustee to priority as to payment thereof over payment to any other Person under this Trust Agreement but shall at all times be subordinated to the Lien of the Trust Indenture.

           SECTION 6.08.  Tax Returns.  The Owner Trustee shall be responsible
                          -----------
 for the keeping of all appropriate books and records relating to the receipt and disbursement of all monies under this Trust Agreement or any agreement contemplated hereby. The Owner Participants shall be responsible for causing to be prepared and filed all income tax returns required to be filed by the Owner Participants. The Owner Trustee shall be responsible for causing to be prepared, at the request of an Owner Participant, all income tax returns required to be filed with respect to the trust created hereby and shall execute and file such returns. Each Owner Participant, upon request, will furnish the Owner Trustee with all such information as may be reasonably required from any such Owner Participant in connection with the preparation of such income tax returns.

                                  ARTICLE VII

             INDEMNIFICATION OF STATE STREET BANK AND TRUST COMPANY
                             BY OWNER PARTICIPANTS

           SECTION 7.01.  Owner Participants to Indemnify State Street Bank and
                          -----------------------------------------------------
 Trust Company.  The Owner Participants hereby jointly and severally agree,
 -------------
 whether or not any of the transactions contemplated hereby shall be consummated, to assume liability for, and hereby indemnify, protect, save and keep harmless State Street Bank and Trust Company in its individual capacity and its successors, assigns, legal representatives,

                                                 [Trust Agreement (1995 777 C)]

 agents and servants, from and against any and all liabilities, obligations, losses, damages, penalties, taxes (excluding any taxes payable by State Street Bank and Trust Company in its individual capacity on or measured by any compensation received by State Street Bank and Trust Company in its individual capacity for its services hereunder), claims, actions, suits, costs, expenses or disbursements (including, without limitation, reasonable ongoing fees of the Owner Trustee, reasonable legal fees and expenses, and including without limitation any liability of an owner, any strict liability and any liability without fault) of any kind and nature whatsoever which may be imposed on, incurred by or asserted against State Street Bank and Trust Company in its individual capacity (whether or not also indemnified against by Lessee under the Lease or under the Participation Agreement or also indemnified against by any other Person) in any way relating to or arising out of this Trust Agreement or any of the Operative Documents or the enforcement of any of the terms of any thereof, or in any way relating to or arising out of the manufacture, purchase, acceptance, nonacceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of the Aircraft (including, without limitation, latent and other defects, whether or not discoverable, and any claim for patent, trademark or copyright infringement), or in any way relating to or arising out of the administration of the Trust Estate or the action or inaction of the Owner Trustee or State Street Bank and Trust Company in its individual capacity hereunder, except (a) in the case of willful misconduct or gross negligence on the part of the Owner Trustee or State Street Bank and Trust Company in its individual capacity in the performance or nonperformance of its duties hereunder or (b) those resulting from the inaccuracy of any representation or warranty of State Street Bank and Trust Company in its individual capacity (or from the failure of State Street Bank and Trust Company in its individual capacity to perform any of its covenants) in Section 6.03 hereof, in Section 4 of the Lease, in Sections 8(b), 8(c) or 8(r) of the Participation Agreement or elsewhere in any of the other Operative Documents or (c) as may result from a breach by State Street Bank and Trust Company in its individual capacity of its covenant in the last sentence of Section 5.04 or the first sentence of Section 5.01 hereof or (d) in the case of the failure to use ordinary care on the part of the Owner Trustee or State Street Bank and Trust Company in its individual capacity in the disbursement of funds. Without limiting the foregoing, State Street Bank and Trust Company agrees that, prior to seeking indemnification from the Owner Participants, it will demand, and take such action as it may in its discretion determine to be reasonable to pursue, indemnification available to State Street Bank and Trust Company

                                                 [Trust Agreement (1995 777 C)]

 from Lessee under the Lease or the Participation Agreement. The indemnities contained in this Section 7.01 extend to State Street Bank and Trust Company only in its individual capacity and shall not be construed as indemnities of the Trust Indenture Estate or Trust Estate (except to the extent, if any, that State Street Bank and Trust Company in its individual capacity has been reimbursed by the Trust Indenture Estate or Trust Estate for amounts covered by the indemnities contained in this Section 7.01). The indemnities contained in this Section 7.01 shall survive the termination of this Trust Agreement. In addition, if necessary, State Street Bank and Trust Company in its individual capacity shall be entitled to indemnification from the Trust Estate subject to the Lien of the Trust Indenture for any liability, obligation, loss, damage, penalty, tax, claim, action, suit, cost, expense or disbursement indemnified against pursuant to this Section 7.01 to the extent not reimbursed by Lessee, the Owner Participants or others, but without releasing any of them from their respective agreements of reimbursement; and to secure the same State Street Bank and Trust Company in its individual capacity shall have a lien on the Trust Estate subject to the Lien of the Trust Indenture which shall be prior to any interest therein of the Owner Participants. The payor of any indemnity under this Article VII shall be subrogated to any right of the person indemnified in respect of the matter as to which such indemnity was paid.

                                  ARTICLE VIII

                  TRANSFER OF AN OWNER PARTICIPANT'S INTEREST

           SECTION 8.01.  Transfer of Interests.  All provisions of Section 8(1)
                          ---------------------
 of the Participation Agreement shall (with the same force and effect as if set forth in full in this Section 8.01) be applicable to any assignment, conveyance or other transfer by any Owner Participant of any of its right, title or interest in and to the Participation Agreement, the Trust Estate or this Trust Agreement.

                                   ARTICLE IX

                     SUCCESSOR OWNER TRUSTEES; CO-TRUSTEES

           SECTION 9.01.  Resignation of Owner Trustee; Appointment of
                          --------------------------------------------
 Successor.  (a)  Resignation or Removal.  The Owner Trustee or any successor
                  ----------------------
 Owner Trustee (i) shall resign if required to do so pursuant to Section 8(b) of the Participation Agreement and (ii) may resign at any time without cause by giving at least 60 days' prior written notice to each Owner Participant, the Indenture Trustee and Lessee, such resignation

                                                 [Trust Agreement (1995 777 C)]

 to be effective upon the acceptance of appointment by the successor Owner Trustee under Section 9.01(b) hereof. In addition, a Majority in Interest of Owner Participants may at any time remove the Owner Trustee without cause by a notice in writing delivered to the Owner Trustee, all other Owner Participants and Lessee, such removal to be effective upon the acceptance of appointment by the successor Owner Trustee under Section 9.01(b) hereof. In the case of the resignation or removal of the Owner Trustee, a Majority in Interest of Owner Participants may, in consultation with the Lessee, appoint a successor Owner Trustee by an instrument signed by such Owner Participants. If a successor Owner Trustee shall not have been appointed within 30 days after such notice of resignation or removal, the Owner Trustee, any Owner Participant or Lessee may apply to any court of competent jurisdiction to appoint a successor Owner Trustee to act until such time, if any, as a successor shall have been appointed as above provided. Any successor Owner Trustee so appointed by such court shall immediately and without further act be superseded by any successor Owner Trustee appointed as above provided.

           (b)  Execution and Delivery of Documents, etc.  Any successor Owner
                -----------------------------------------
 Trustee, however appointed, shall execute and deliver to the predecessor Owner Trustee an instrument accepting such appointment, and thereupon such successor Owner Trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Owner Trustee in the trusts hereunder with like effect as if originally named the Owner Trustee herein; but nevertheless, upon the written request of such successor Owner Trustee, such predecessor Owner Trustee shall execute and deliver an instrument transferring to such successor Owner Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers and trusts of such predecessor Owner Trustee, and such predecessor Owner Trustee shall duly assign, transfer, deliver and pay over to such successor Owner Trustee all monies or other property then held by such predecessor Owner Trustee upon the trusts herein expressed. Upon the appointment of any successor Owner Trustee hereunder, the predecessor Owner Trustee will execute such documents as are provided to it by such successor Owner Trustee and will take such further actions as are requested of it by such successor Owner Trustee as are reasonably required to cause registration of the Aircraft included in the Trust Estate to be transferred upon the records of the Federal Aviation Administration, or other governmental authority having jurisdiction, into the name of the successor Owner Trustee.

                                                 [Trust Agreement (1995 777 C)]

           (c)  Qualifications.  Any successor Owner Trustee, however appointed,
                --------------
 shall be a Citizen of the United States and shall also be a bank or trust company organized under the laws of the United States or any state thereof having a combined capital and surplus of at least $50,000,000, if there be such an institution willing, able and legally qualified to perform the duties of the Owner Trustee hereunder upon reasonable or customary terms. No such successor trustee shall (i) be located in a jurisdiction which creates adverse consequences for the Lease (unless such circumstances would be created by substantially all jurisdictions where major banking or trust institutions are located) or (ii) charge fees for its services as an Owner Trustee in excess of the then prevailing market rates for such services (unless the Owner Participants agree with Lessee that, notwithstanding the last paragraph of
 Section 7(c) of the Participation Agreement, they and not the Lessee shall be liable for such excess).

           (d)  Merger, etc.  Any corporation into which the Owner Trustee may
                ------------
 be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation to which substantially all the corporate trust business of the Owner Trustee may be transferred, shall, subject to the terms of Section 9.01(c) hereof, be the Owner Trustee hereunder without further act.

           SECTION 9.02.  Co-Trustees and Separate Trustees.  If at any time it
                          ---------------------------------
 shall be necessary or prudent in order to conform to any law of any jurisdiction in which all or any part of the Trust Estate is located, or make any claim or bring any suit with respect to the Trust Estate or the Lease, or in the event that the Owner Trustee, being advised by counsel, shall determine that it is so necessary or prudent in the interest of the Owner Participants or the Owner Trustee, or the Owner Trustee shall have been directed to do so by a Majority in Interest of Owner Participants, the Owner Trustee and each Owner Participant shall execute and deliver an agreement supplemental hereto and all other instruments and agreements necessary or proper to constitute another bank or trust company or one or more persons (any and all of which shall be a "citizen of the United States" as defined in Section 101(16) of the Federal Aviation Act) approved by the Owner Trustee and a Majority in Interest of Owner Participants, either to act as co-trustee, jointly with the Owner Trustee, or to act as separate trustee hereunder (any such co-trustee or separate trustee being herein sometimes referred to as an "additional trustee"). In the event the Owner Participants shall not have joined in the execution of such agreements supplemental hereto within ten days after the

                                                 [Trust Agreement (1995 777 C)]

 receipt of a written request from the Owner Trustee so to do, or in case a Lease Event of Default or Indenture Event of Default shall occur and be continuing, the Owner Trustee may act under the foregoing provisions of this
 Section 9.02 without the concurrence of the Owner Participants; and the Owner Participants hereby appoint the Owner Trustee their agent and attorney-in-fact to act for them under the foregoing provisions of this Section 9.02 in either of such contingencies.

           Every additional trustee hereunder shall, to the extent permitted by law, be appointed and act, and the Owner Trustee and its successors shall act, subject to the following provisions and conditions:

           (A) All powers, duties, obligations and rights conferred upon the Owner Trustee in respect of the custody, control and management of monies, the Aircraft or documents authorized to be delivered hereunder or under the Participation Agreement shall be exercised solely by the Owner Trustee;

           (B) all other rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred or imposed upon and exercised or performed by the Owner Trustee and such additional trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (including the holding of title to the Trust Estate) the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such additional trustee;

           (C) no power given to, or which it is provided hereby may be exercised by, any such additional trustee shall be exercised hereunder by such additional trustee, except jointly with, or with the consent in writing of, the Owner Trustee;

           (D) no trustee hereunder shall be personally liable by reason of any action or omission of any other trustee hereunder; and

           (E) a Majority in Interest of Owner Participants, at any time, by an instrument in writing may remove any such additional trustee. In the event that the Owner Participants shall not have joined in the execution of any such instrument within ten days after the receipt of a written request from the Owner Trustee so to do, the Owner Trustee shall have the power to remove any such additional trustee without the concurrence of the Owner Participants; and the Owner Participants hereby

                                                 [Trust Agreement (1995 777 C)]

 appoint the Owner Trustee their agent and attorney-in-fact for them in such connection in such contingency.

           (F) No appointment of, or action by, any additional trustee will relieve the Owner Trustee of any of its obligations under, or otherwise affect any of the terms of, the Operative Documents, including, without limitation, the Trust Indenture, or affect the interests of the Indenture Trustee or the Certificate Holders in the Trust Indenture Estate.

                                   ARTICLE X

                           SUPPLEMENTS AND AMENDMENTS
                     TO TRUST AGREEMENT AND OTHER DOCUMENTS

           SECTION 10.01.  Supplements and Amendments and Delivery Thereof.
                           -----------------------------------------------
(a)  Supplement and Amendments.  Subject to Section 10 of the Participation
     -------------------------
 Agreement and Section 10.05 hereof, this Trust Agreement may not be amended, supplemented or otherwise modified except by an instrument in writing signed by the Owner Trustee and a Majority in Interest of Owner Participants. Subject to
 Section 10.02 hereof and Section 10(B) of the Participation Agreement, the Owner Trustee will execute any amendment, supplement or other modification of this Trust Agreement or of any other Operative Documents to which the Owner Trustee is a party which it is requested to execute by a Majority in Interest of Owner Participants, except that the Owner Trustee shall not execute any such amendment, supplement or other modification which, by the express provisions of any of the above documents, requires the consent of any other party unless such consent shall have been obtained; and provided that, without the prior written consent of each Owner Participant, (i) no such supplement, amendment or modification shall (A) modify any of the provisions of this Section 10.01, the definition of "Majority in Interest of Owner Participants" in Section 1.01 hereof or Article IV hereof, (B) reduce, modify or amend any indemnities in favor of any Owner Participant as set forth in Section 7 of the Participation Agreement or in the Tax Indemnity Agreement, (C) reduce the amount or extend the time of payment of Basic Rent, Supplemental Rent, Termination Value or Stipulated Loss Value for the Aircraft as set forth in the Lease (except in accordance with Section 3 of the Lease) and (ii) no such supplement, amendment or modification shall require any Owner Participant to invest or advance funds or shall entail any additional personal liability or the surrender of any indemnification, claim or individual right on the part of any Owner Participant with respect to any agreement or obligation.

                                                 [Trust Agreement (1995 777 C)]

           (b)  Delivery of Amendments and Supplements to Certain Parties.  A
                ---------------------------------------------------------
 signed copy of each amendment or supplement referred to in Section 10.01(a) hereof shall be delivered promptly by the Owner Trustee to Lessee.

           SECTION 10.02.  Discretion as to Execution of Documents.  Prior to
                           ---------------------------------------
 executing any document required to be executed by it pursuant to the terms of
 Section 10.01 hereof, the Owner Trustee shall be entitled to receive an opinion of its counsel to the effect that the execution of such document is authorized hereunder. If in the opinion of the Owner Trustee any such document adversely affects any right, duty, immunity or indemnity in favor of the Owner Trustee hereunder or under any other Operative Document to which the Owner Trustee is a party, the Owner Trustee may in its discretion decline to execute such document.

           SECTION 10.03.  Absence of Requirements as to Form. It shall not be
                           ----------------------------------
 necessary for any written request furnished pursuant to Section 10.01 hereof to specify the particular form of the proposed documents to be executed pursuant to such Section, but it shall be sufficient if such request shall indicate the substance thereof.

           SECTION 10.04.  Distribution of Documents.  Promptly after the
                           -------------------------
 execution by the Owner Trustee of any document entered into pursuant to Section
 10.01 hereof, the Owner Trustee shall mail, by certified mail, postage prepaid, a conformed copy thereof to each Owner Participant, but the failure of the Owner Trustee to mail such conformed copy shall not impair or affect the validity of such document.

           SECTION 10.05.  No Request Needed as to Lease Supplement and Trust
                           --------------------------------------------------
 Supplement.  No written request pursuant to Section 10.01 hereof shall be
 ----------
 required to enable the Owner Trustee to enter into the Lease Supplement covering the Aircraft with Lessee pursuant to the terms of the Lease and
 Section 3.01 hereof and the Trust Supplement pursuant to Section 3.01 hereof.

                                   ARTICLE XI

                                 MISCELLANEOUS

           SECTION 11.01.  Termination of Trust Agreement.  This Trust Agreement
                           ------------------------------
 and the trusts created hereby shall be of no further force or effect upon the earlier of (a) both the final discharge of the Trust Indenture pursuant to
 Section 10.01 thereof, the termination of the Lease pursuant to its terms and the sale or other final disposition by the Owner Trustee of all

                                                 [Trust Agreement (1995 777 C)]

 property constituting part of the Trust Estate and the final distribution by the Owner Trustee of all monies or other property or proceeds constituting part of the Trust Estate in accordance with Article IV hereof, provided that at such time Lessee shall have fully complied with all of the terms of the Lease and the Participation Agreement or (b) twenty-one years less one day after the death of the last survivor of all of the descendants of the grandparents of David C. Rockefeller living on the date of the earliest execution of this Trust Agreement by any party hereto, but if this Trust Agreement and the trusts created hereby shall be or become authorized under applicable law to be valid for a period commencing on the 21st anniversary of the death of such last survivor (or, without limiting the generality of the foregoing, if legislation shall become effective providing for the validity of this Trust Agreement and the trusts created hereby for a period in gross exceeding the period for which this Trust Agreement and the trusts created hereby are hereinabove stated to extend and be valid), then this Trust Agreement and the trusts created hereby shall not terminate under this subsection (b) but shall extend to and continue in effect, but only if such nontermination and extension shall then be valid under applicable law, until the day preceding such date as the same shall, under applicable law, cease to be valid; otherwise this Trust Agreement and the trusts created hereby shall continue in full force and effect in accordance with the term hereof, subject to the Owner Participants' right to revoke such trusts and cause the Trust Estate (subject to the Lien of the Trust Indenture, to the rights of Lessee and any Sublessee created pursuant to the Lease and subject to the right of Lessee to approve such revocation, which consent Lessee shall not unreasonably withhold) to be distributed.

           SECTION 11.02.  Owner Participants Have No Legal Title in Trust
                           -----------------------------------------------
 Estate.  The Owner Participants shall not have legal title to any part of the
 ------
 Trust Estate. No transfer, by operation of law or otherwise, of any right, title and interest of the Owner Participants in and to the Trust Estate hereunder shall operate to terminate this Trust Agreement or the trusts hereunder or entitle any successors or transferees of the Owner Participants to an accounting or to the transfer of legal title to any part of the Trust Estate.

           SECTION 11.03.  Assignment, Sale, etc. of Aircraft. Any assignment,
                           ----------------------------------
 sale, transfer or other conveyance of the Aircraft by the Owner Trustee made pursuant to the terms hereof or of the Lease or the Participation Agreement shall bind the Owner Participants and shall be effective to transfer or convey all right, title and interest of the Owner Trustee and the Owner

                                                 [Trust Agreement (1995 777 C)]

 Participants in and to the Aircraft. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such assignment, sale, transfer or conveyance or as to the application of any sale or other proceeds with respect thereto by the Owner Trustee.

           SECTION 11.04.  Trust Agreement for Benefit of Certain Parties Only.
                           ---------------------------------------------------
 Except for the terms of Section 8(l) of the Participation Agreement incorporated in Article VIII hereof and except as otherwise provided in Article IX and Sections 5.01, 6.07, 10.01 and 11.01 hereof, nothing herein, whether expressed or implied, shall be construed to give any person other than the Owner Trustee and the Owner Participants any legal or equitable right, remedy or claim under or in respect of this Trust Agreement; but this Trust Agreement shall be held to be for the sole and exclusive benefit of the Owner Trustee and the Owner Participants.

           SECTION 11.05.  Citizenship of the Owner Participant. If at any time
                           ------------------------------------
 there shall be more than one Owner Participant, and if the right to exercise voting or similar rights hereunder by an Owner Participant to direct, influence or limit the exercise of, or to prevent the direction or influence of, or place any limitation on the exercise of, the Owner Trustee's authority or to remove the Owner Trustee would adversely affect the United States registration of the Aircraft, any such Owner Participant shall have no such right.

           SECTION 11.06.  Notices.  All notices, demands, instructions and
                           -------
 other communications required or permitted to be given to or made upon any party hereto shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, or by telecopier, or by prepaid courier service, and shall be deemed to be given for purposes of this Agreement on the day that such writing is delivered or, if sent by registered or certified mail, three Business Days after being deposited in the mails addressed to the intended recipient thereof in accordance with the provisions of this Section 11.06. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 11.06, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective telecopier numbers) as follows: (A) if to Lessee, the Owner Trustee or the Original Owner Participant, to the respective addresses set forth on Schedule I to the Participation Agreement, or (B) if to a Subsequent Owner Participant, addressed to such Subsequent Owner Participant at such address

                                                 [Trust Agreement (1995 777 C)]

 as such Subsequent Owner Participant shall have furnished by notice to the parties hereto.

           SECTION 11.07.  Severability.  Subject to Sections 11.06 and 11.12
                           ------------
 hereof, any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

           SECTION 11.08.  Waivers, etc.  No term or provision hereof may be
                           -------------
 changed, waived, discharged or terminated orally, but only by an instrument in writing entered into in compliance with the terms of Article X hereof; and any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

           SECTION 11.09.  Counterparts.  This Trust Agreement may be executed
                           ------------
 by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

           SECTION 11.10.  Binding Effect, etc.  All covenants and agreements
                           -------------------
 contained herein shall be binding upon, and inure to the benefit of, the Owner Trustee and its successors and assigns, and the Owner Participants, their successors and, to the extent permitted by Article VIII hereof, their assigns. Any request, notice, direction, consent, waiver or other instrument or action by an Owner Participant shall bind its successors and assigns. Any Owner Participant which shall cease to have any Ownership Interest shall thereupon cease to be a party hereto or an Owner Participant for any reason and shall have no further obligations hereunder.

           SECTION 11.11.  Headings; References.  The headings of the various
                           --------------------
 Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

           SECTION 11.12.  Governing Law.  This Trust Agreement shall in all
                           -------------
 respects be governed by, and construed in accordance with, the internal laws of the State of Massachusetts, including all matters of construction, validity and performance.

                                 *     *     *

                                                 [Trust Agreement (1995 777 C)]

  IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                          __________________________________


                          By:_______________________________
                          Title:____________________________


                          STATE STREET BANK AND TRUST COMPANY


                          By:_______________________________
                          Title:____________________________

                                                 [Trust Agreement (1995 777 C)]



                                Aircraft N767UA

                  --------------------------------------------


                       FIRST AMENDMENT TO TRUST AGREEMENT

                                  (1995 777 C)

                            Dated February __, 1996

                                    between

                       ---------------------------------,
                               Owner Participant


                                      and

                     STATE STREET BANK AND TRUST COMPANY OF
                       CONNECTICUT, NATIONAL ASSOCIATION,
                                 Owner Trustee


                 ---------------------------------------------


                             United Air Lines, Inc.
                           1995 777 C Equipment Trust
                          One Boeing 777-222 Aircraft

                 ---------------------------------------------

                                                 [Trust Agreement (1995 777 C)]


                FIRST AMENDMENT TO TRUST AGREEMENT (1995 777 C)


          THIS FIRST AMENDMENT TO TRUST AGREEMENT (1995 777 C) dated February __, 1996 (this "Amendment") between THE ________________________________, a
 Delaware corporation (the "Owner Participant"), and STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, a national banking association (for purposes of the Trust Agreement and this Amendment, in its individual capacity, "State Street Connecticut", and otherwise not in its individual capacity but solely as trustee hereunder with its permitted successors and assigns called the "Owner Trustee"), as assignee of State Street Bank and Trust Company (the "Original Owner Trustee"), amends that certain Trust Agreement (1995 777 C) dated as of May 1, 1995 (the "Trust Agreement") between the Owner Participant and the Original Owner Trustee.


                              W I T N E S S E T H:

     WHEREAS, a counterpart of the Trust Agreement was attached to the Original Indenture (as defined in the First Amendment to Lease Agreement (1995 777 C) dated February __, 1996 between United Air Lines, Inc., as lessee ("Lessee"), and the Owner Trustee) which was recorded with the Federal Aviation Administration on May 31, 1995 and assigned Conveyance No. P02548; and

     WHEREAS, pursuant to that certain Assignment and Assumption Agreement (1995 777 C) dated January 16, 1996 between the Owner Trustee and the Original Owner Trustee, the Original Owner Trustee assigned to the Owner Trustee, and the Owner Trustee assumed, all of the obligations of the Original Owner Trustee under the Operative Documents; and

     WHEREAS, in connection with a refinancing of the Loan Certificates contemplated by Section 20 of the Participation Agreement, the parties hereto desire to amend the Trust Agreement in certain respects; and

     WHEREAS, except as otherwise defined in this Amendment, the capitalized terms used herein shall have the meanings attributed thereto in the Trust Agreement.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                              [First Amendment to [Trust Agreement (1995 777 C)]

          SECTION 1.  Amendments to Article I.  Section 1.01 of the Trust
                      -----------------------
 Agreement is hereby amended in the following manner:

          (a) The definition of "Corporate Trust Department" is hereby added to the Trust Agreement, which definition shall be and read in its entirety as follows:

               ""Corporate Trust Department" has the meaning which the term "Trust Office" has in the Trust Indenture."

          (a) The definition of "Indenture Event of Default" is hereby amended to be and read in its entirety as follows:

               ""Indenture Event of Default" has the meaning ascribed such term in the Trust Indenture."

          (b) The definition of "Trust Indenture Estate" is hereby amended to be and read in its entirety as follows:

               ""Trust Indenture Estate" has the meaning ascribed to the term "Indenture Estate" in the Trust Indenture."

          SECTION 2.  Amendments to Article IV.  Section 4.01(a) of the Trust
                      ------------------------
 Agreement is hereby amended by deleting the reference to "Article III" which appears therein and inserting a reference to "Article 3" in lieu thereof.

          SECTION 3.  Amendment to Article V.  The first sentence of Section
                      ----------------------
 5.01 of the Trust Agreement is hereby amended to be and read in its entirety as follows:

               "If the Owner Trustee shall have knowledge of a Lease Event of Default or Indenture Event of Default (or an event which with the passage of time or the giving of notice or both would constitute a Lease Event of Default or an Indenture Event of Default), State Street Connecticut will cause the Owner Trustee to give to the Owner Participant and Lessee prompt telephonic or telecopy notice thereof followed by prompt confirmation thereof by certified mail, postage prepaid, provided that (i) in the case of an event which with the passage of time would constitute an Indenture Event of Default referred to in paragraphs (b) and (c) of Section 8.01 of the Trust Indenture, such notice shall in no event be furnished later than ten
          (10) days after the Owner Trustee shall first have knowledge of such event and (ii) in the case of a misrepresentation by the Owner Trustee which with the

                              [First Amendment to [Trust Agreement (1995 777 C)]

          passage of time would constitute an Indenture Event of Default referred to in paragraph (d) of Section 8.01 of the Trust Indenture, such notice shall in no event be furnished later than ten (10) days after the Owner Trustee shall first have knowledge of such event."

          SECTION 4.  Amendments to Articles VI and VII.  Sections 6.01, 6.02,
                      ---------------------------------
 6.03 and 7.01 of the Trust Agreement are hereby amended by deleting the words "State Street Bank and Trust Company" each time such words appear therein and inserting the words "State Street" in lieu thereof.

          SECTION 5.  Amendment to Article VIII.  Section 8.01 of the Trust
                      -------------------------
 Agreement is hereby amended by deleting the reference to "Section 8(l) of the Participation Agreement" which appears therein and inserting a reference to "Section 8(h) of the Participation Agreement" in lieu thereof.

          SECTION 6.  Amendments to Article XI.  Article XI of the Trust
                      ------------------------
 Agreement is hereby amended in the following manner:

          (a) Section 11.01 is hereby amended to be and read in its entirety as follows:

              "Section 11.01.  Termination.  (a) This Trust Agreement has been
                               -----------
          entered into in part to induce the Indenture Trustee and the Certificate Holders from time to time to participate in the transactions contemplated hereby, and State Street Connecticut and the Owner Participant agree that the Indenture Trustee and the Certificate Holders from time to time are third party beneficiaries hereof to the extent set forth in Article VIII, Article IX, Section 5.01 and Section
          11.01 hereof. This Trust Agreement and the trust created hereby shall be of no further force or effect upon the earlier of (a) both the final discharge of the Trust Indenture pursuant to Section 10.01 thereof, the termination of the Lease pursuant to its terms and the sale or other final disposition by the Owner Trustee of all property constituting part of the Trust Estate and the final distribution by the Owner Trustee of all monies or other property or proceeds constituting part of the Trust Estate in accordance with Article IV hereof, provided that at such time Lessee shall have fully complied with all of the terms of the Lease and the Participation Agreement or
          (b) twenty-one years less one day after the death of the last survivor of all of the descendants of the grandparents of David C. Rockefeller living on the date of the earliest

                              [First Amendment to [Trust Agreement (1995 777 C)]

          execution of this Trust Agreement by any party hereto, but if this Trust Agreement and the trust created hereby shall be or become authorized under applicable law to be valid for a period commencing on the 21st anniversary of the death of such last survivor (or, without limiting the generality of the foregoing, if legislation shall become effective providing for the validity of this Trust Agreement and the trust created hereby for a period in gross exceeding the period for which this Trust Agreement and the trust created hereby are hereinabove stated to extend and be valid), then this Trust Agreement and the trusts created hereby shall not terminate under this subsection (b) but shall extend to and continue in effect, but only if such nontermination and extension shall then be valid under applicable law, until the day preceding such date as the same shall, under applicable law, cease to be valid. This Trust Agreement and the trusts created hereby shall terminate and the Trust Estate shall be distributed to the Owner Participant, and this Trust Agreement shall be of no further force and effect, upon the election of the Owner Participant by notice to the Owner Trustee to revoke the trusts created hereby; provided, however, that until the Lien of the Trust
                          --------  -------
          Indenture on the Trust Estate shall have been discharged pursuant to the terms thereof and until payment in full of the principal of, premium if any, and interest on the Certificates and all other amounts owed to Holders under the Trust Indenture, no such revocation shall be effective without the consent of the Indenture Trustee.

               (b) The bankruptcy, death or incapacity of the Owner Participant will not terminate this Trust Agreement, nor entitle such person's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Estate, nor otherwise effect the rights, obligations and liabilities of the parties hereto. No creditor of the Owner Participant shall obtain legal title to or exercise legal or equitable remedies with respect to the Trust Estate as a result of the Owner Participant's status. No transfer, by operation of law or otherwise, of any right, title and interest of the Owner Participant in and to its beneficial interest in the Trust Estate shall operate to terminate this Trust Agreement or the Trust created hereby."

                              [First Amendment to [Trust Agreement (1995 777 C)]

          (b) Section 11.12 is hereby amended by deleting the phrase "State of Massachusetts" which appears therein and inserting the phrase "State of Connecticut" in lieu thereof.

          SECTION 7.  Ratification.  Except as amended hereby, the Trust
                      ------------
 Agreement as heretofore supplemented continues and shall remain in full force and effect in all respects.

          SECTION 8.  Miscellaneous.  This Amendment may be executed by the
                      -------------
 parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. All covenants and agreements contained herein and in the Trust Agreement shall be binding upon, and inure to the benefit of, the Owner Trustee and its successors and assigns, and the Owner Participants, their successors and, to the extent permitted by Article VIII of the Trust Agreement, their assigns.

 Any request, notice, direction, consent, waiver or other instrument or action by an Owner Participant shall bind its successors and assigns. The headings of the various Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof. This Amendment shall in all respects be governed by, and construed in accordance with, the internal laws of the State of Connecticut, including all matters of construction, validity and performance.


                                 *     *     *

                              [First Amendment to [Trust Agreement (1995 777 C)]


    IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Trust Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              ________________________________


                              By:_______________________________
                              Title:____________________________


                              STATE STREET BANK AND TRUST COMPANY OF
                              CONNECTICUT, NATIONAL ASSOCIATION


                              By:_______________________________
                              Title:____________________________

                              [First Amendment to [Trust Agreement (1995 777 C)]


    IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Trust Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              ________________________________


                              By:_______________________________
                              Title:____________________________


                              STATE STREET BANK AND TRUST COMPANY OF
                              CONNECTICUT, NATIONAL ASSOCIATION


                              By:_______________________________
                              Title:____________________________

                                                                               *



                                 Doc. No. 1.05
                                Aircraft N106UA

                  --------------------------------------------



                                TRUST AGREEMENT
                                  (1994 747 B)

                           Dated as of August 1, 1994

                                    between

                          __________________________,
                               Owner Participant


                                      and

               FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION,
                                 Owner Trustee


                 ---------------------------------------------


                             United Air Lines, Inc.
                           1994 747 B Equipment Trust
                          One Boeing 747-451 Aircraft


                 ---------------------------------------------

                               TABLE OF CONTENTS
                               -----------------


                                                                            Page
                                                                            ----

                                   ARTICLE I

                        DEFINITIONS AND TERMS........................         1

SECTION 1.01.   Certain Definitions..................................         1

                                   ARTICLE II

               AUTHORITY TO EXECUTE CERTAIN OPERATIVE DOCUMENTS;
                           DECLARATION OF TRUST......................         2

SECTION 2.01.   Authority to Execute Documents.......................         2

SECTION 2.02.   Declaration of Trust.................................         3

                                  ARTICLE III

                  PURCHASE OF CERTAIN RIGHTS IN THE AIRCRAFT;
                        ISSUANCE OF LOAN CERTIFICATES................         3

SECTION 3.01.   Purchase of Certain Rights in the
                Aircraft.............................................         3

SECTION 3.02.   Conditions Precedent.................................         4

                                  ARTICLE IV

                     RECEIPT, DISTRIBUTION AND APPLICATION
                        OF INCOME FROM THE TRUST ESTATE..............         4

SECTION 4.01.   Distribution of Payments.............................         4
                (a)   Payments to the Indenture
                      Trustee........................................         4
                (b)   Payments to Owner Trustee;
                      Other Parties..................................         5
                (c)   Certain Distributions to the
                      Owner Participant..............................         5
                (d)   Excluded Payments..............................         5

SECTION 4.02.   Method of Payments...................................         5

                                   ARTICLE V

                       DUTIES OF THE OWNER TRUSTEE...................         6

SECTION 5.01.   Notice of Event of Default...........................         6

SECTION 5.02.   Action Upon Instructions.............................         6

SECTION 5.03.   Indemnification......................................         7

SECTION 5.04.   No Duties Except as Specified in
                Trust Agreement or Instructions......................         7

SECTION 5.05.   No Action Except Under Specified
                Documents or Instruction.............................         8

                                  ARTICLE VI

                            THE OWNER TRUSTEE........................         8

SECTION 6.01.   Acceptance of Trusts and Duties......................         8

SECTION 6.02.   Absence of Certain Duties............................         8

SECTION 6.03.   No Representations or Warranties
                as to Certain Matters................................         9

SECTION 6.04.   No Segregation of Monies;
                Interest.............................................        10

SECTION 6.05.   Reliance Upon Certificates,
                Counsel and Agents...................................        10

SECTION 6.06.   Not Acting in Individual
                Capacity.............................................        11

SECTION 6.07.   Fees and Compensation................................        11

SECTION 6.08.   Tax Returns..........................................        12

                                  ARTICLE VII

                     INDEMNIFICATION OF FIRST SECURITY BANK
                         OF UTAH, NATIONAL ASSOCIATION
                           BY OWNER PARTICIPANT......................        13

SECTION 7.01.   Owner Participant to Indemnify
                First Security Bank of Utah,
                National Association.................................        13

                                 ARTICLE VIII

            TRANSFER OF THE OWNER PARTICIPANT'S INTEREST.............        15

SECTION 8.01.   Transfer of Interest.................................        15

                                  ARTICLE IX

                   SUCCESSOR OWNER TRUSTEES; CO-TRUSTEES.............        15

SECTION 9.01.   Resignation of Owner Trustee:
                Appointment of Successor.............................        15
                (a)   Resignation or Removal.........................        15
                (b)   Execution and Delivery of
                      Documents, etc.................................        16
                (c)   Qualifications.................................        16
                (d)   Merger, etc....................................        17

SECTION 9.02.   Co-Trustees and Separate
                Trustees.............................................        17

                                   ARTICLE X

                           SUPPLEMENTS AND AMENDMENTS
                     TO TRUST AGREEMENT AND OTHER DOCUMENTS..........        19

SECTION 10.01.  Supplements and Amendments and
                Delivery Thereof.....................................        19
                (a)   Supplements and Amendments.....................        19
                (b)   Delivery of Amendments
                      Supplements Certain
                      Parties........................................        19

SECTION 10.02.  Discretion as to Execution of
                Documents............................................        19

SECTION 10.03.  Distribution of Documents............................        19

                                   ARTICLE XI

                                MISCELLANEOUS........................        20

SECTION 11.01.  (a) Termination of Trust
                    Agreement........................................        20
                (b) Termination at Option of the
                    Owner Participant................................        20

SECTION 11.02.  Owner Participant Has No Legal
                Title in Trust Estate................................        21

SECTION 11.03.  Assignment, Sale, etc. of
                Aircraft.............................................        21

SECTION 11.04.  Trust Agreement for Benefit of
                Certain Parties Only.................................        21

SECTION 11.05.  [Intentionally Reserved for
                Potential Future Use]................................        21

SECTION 11.06.  Notices..............................................        21

SECTION 11.07.  Severability.........................................        22

SECTION 11.08.  Waivers, etc.........................................        22

SECTION 11.09.  Counterparts.........................................        22

SECTION 11.10.  Binding Effect, etc..................................        22

SECTION 11.11.  Headings; References.................................        22

SECTION 11.12.  Governing Law........................................        22

SECTION 11.13.  Performance by Owner Participant.....................        23

                          TRUST AGREEMENT (1994 747 B)


          This TRUST AGREEMENT (1994 747 B) dated as of August 1, 1994 between __________________________, a Delaware corporation (the "Owner Participant"), and FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION, a national banking association (in its individual capacity, "First Security Bank of Utah, National Association", and otherwise not in its individual capacity but solely as trustee hereunder with its permitted successors and assigns called the "Owner Trustee").

                             W I T N E S S E T H:


                                   ARTICLE I

                             DEFINITIONS AND TERMS

          SECTION 1.01. Certain Definitions. Unless the context shall otherwise require and except as contained in this Section 1.01, the capitalized terms used herein without definition shall have the respective meanings assigned thereto in the Lease (as hereinafter defined) for all purposes hereof. All definitions contained in this Section 1.01 shall be equally applicable to both the singular and plural forms of the terms defined. For all purposes of this Trust Agreement the following terms shall have the following meanings:

          "Excluded Payments" has the meaning ascribed to such term in the Trust Indenture.

          "Indenture Event of Default" has the meaning which the term "Event of Default" has in the Trust Indenture.

          "Lease" means that certain Lease Agreement (1994 747 B), to be dated as of the date hereof, and to be entered into by the Owner Trustee and Lessee concurrently with the execution and delivery of this Trust Agreement, as said Lease Agreement may from time to time be supplemented or amended, or the terms thereof waived or modified, to the extent permitted by, and in accordance with, the terms of this Trust Agreement. The term "Lease" shall also include each Lease Supplement from time to time entered into pursuant to the terms of the Lease.

          "Lease Event of Default" has the meaning which the term "Event of Default" has in the Lease.

          "Trust Estate" means all estate, right, title and interest of the Owner Trustee in and to the Aircraft, the Lease, any Lease Supplement, the Purchase Agreement, the Consent and Agreement and the Owner Trustee's Purchase Agreement, the Owner

Trustee's Bill of Sale and the Owner Trustee's FAA Bill of Sale, including, without limitation, all amounts of Interim Rent, Basic Rent and Supplemental Rent including without limitation insurance proceeds (other than insurance proceeds payable to or for the benefit of the Owner Trustee, for its own account or in its individual capacity, the Owner Participant, the Certificate Holders or the Indenture Trustee) and requisition, indemnity or other payments of any kind for or with respect to the Aircraft (except amounts owing to the Owner Participant, to the Indenture Trustee, to the Owner Trustee, in its individual capacity, or to a Certificate Holder, or to any of their respective directors, officers, employees, servants and agents, pursuant to Section 7 of the Participation Agreement). Notwithstanding the foregoing, "Trust Estate" shall not include any Excluded Payment.

          "Trust Indenture Estate" has the meaning ascribed to such term in the Trust Indenture.

          "Trust Office" has the meaning ascribed to such term in the Trust Indenture.


                                  ARTICLE II

               AUTHORITY TO EXECUTE CERTAIN OPERATIVE DOCUMENTS;
                              DECLARATION OF TRUST

          SECTION 2.01.  Authority to Execute Documents.  The Owner Participant
                         ------------------------------
hereby authorizes and directs the Owner Trustee to, and the Owner Trustee agrees for the benefit of the Owner Participant that it will (i) on or before the Delivery Date, execute and deliver the Operative Documents to which it is a party and any other agreements, instruments or documents to which the Owner Trustee is a party in the respective forms thereof which are delivered from time to time by the Owner Participant to the Owner Trustee for execution and delivery, (ii) subject to the terms hereof, exercise its rights (upon instructions received from the Owner Participant) and perform its duties under said Operative Documents and instruments and other agreements as set forth therein in accordance with the terms thereof, (iii) take all actions required in connection with obtaining or amending any approval, license, registration or certificate in connection with any of the foregoing Operative Documents, instruments or agreements, (iv) take whatever action shall be required to be taken by the Owner Trustee by the terms of, and subject to the terms of, this Trust Agreement and (v) subject to the terms of this Trust Agreement, take such other action in connection with the foregoing as the Owner Participant may from time to time direct, the taking of any such action in the presence of the

                                                   [Trust Agreement (1994 747B)]


Owner Participant or its counsel on the Delivery Date to evidence, conclusively, the direction of the Owner Participant.

          SECTION 2.02.  Declaration of Trust.  First Security Bank of Utah,
                         --------------------
National Association hereby declares that the Owner Trustee will hold the Trust Estate upon the trust hereinafter set forth for the use and benefit of the Owner Participant, subject, however, to the provisions of and the Lien created by the Trust Indenture and to the provisions of the Lease and the Participation Agreement.


                                  ARTICLE III

                  PURCHASE OF CERTAIN RIGHTS IN THE AIRCRAFT;
                         ISSUANCE OF LOAN CERTIFICATES

          SECTION 3.01.  Purchase of Certain Rights in the Aircraft.  The Owner
                         ------------------------------------------
Participant hereby authorizes and directs the Owner Trustee to, and the Owner Trustee agrees for the benefit of the Owner Participant that it will, on the Delivery Date, subject to due compliance with the terms of Section 3.02 hereof:

          (a) purchase the Aircraft pursuant to the Owner Trustee's Purchase Agreement;

          (b) accept from Lessee the delivery of the Owner Trustee's Bill of Sale and the Owner Trustee's FAA Bill of Sale;

          (c) execute and deliver a Lease Supplement covering the Aircraft;

          (d) execute and deliver a Trust Supplement covering the Aircraft;

          (e) execute, issue and deliver to the Original Loan Participant the Loan Certificates in the amount and otherwise as provided in Section 1 of the Participation Agreement;

          (f) execute and deliver the financing statements referred to in
     Section 4(a)(vi) of the Participation Agreement, together with all other agreements, documents and instruments referred to in Section 4 of the Participation Agreement to which the Owner Trustee is to be a party;

          (g) effect the registration of the Aircraft in the name of the Owner Trustee by filing or causing to be filed

                                                   [Trust Agreement 1994 747 B)]

     with the FAA: (i) the Owner Trustee's FAA Bill of Sale; (ii) an application for registration of the Aircraft in the name of the Owner Trustee (including without limitation an affidavit from the Owner Trustee in compliance with the provisions of 14 C.F.R. (S) 47.7(c)(2)(ii)); and
     (iii) this Trust Agreement; and

          (h) execute and deliver all such other instruments, documents or certificates and take all such other actions in accordance with the directions of the Owner Participant, as the Owner Participant may deem necessary or advisable in connection with the transactions contemplated hereby.

          SECTION 3.02.  Conditions Precedent.  The rights and obligations of
                         --------------------
the Owner Trustee to take the actions required by Section 3.01 hereof with respect to the Aircraft shall be subject to the following conditions precedent:
(a) the Owner Participant shall have made the full amount of its Commitment set forth in Schedule II to the Participation Agreement available to the Owner Trustee, in immediately available funds, in accordance with Sections 1 and 2 of the Participation Agreement; and (b) the Owner Participant shall have notified the Owner Trustee that the terms and conditions of Section 4 of the Participation Agreement, insofar as they relate to conditions precedent to performance by the Owner Participant of its obligations thereunder, shall have been either fulfilled to the satisfaction of or waived by the Owner Participant. The Owner Participant shall, by instructing the Owner Trustee to release the funds then held by the Owner Trustee as provided in Section 2 of the Participation Agreement, be deemed to have found satisfactory to it, or waived, all such conditions precedent.


                                  ARTICLE IV

                     RECEIPT, DISTRIBUTION AND APPLICATION
                        OF INCOME FROM THE TRUST ESTATE

          SECTION 4.01.  Distribution of Payments.
                         ------------------------

          (a) Payments to the Indenture Trustee.  Until the Trust Indenture
              ---------------------------------
     shall have been discharged pursuant to Section 10.01 thereof, all Basic Rent, insurance proceeds and requisition or other payments of any kind included in the Trust Estate (other than Excluded Payments and other than payments received from the Indenture Trustee under the Trust Indenture) payable directly to the Indenture Trustee (and any of the same which are received by the Owner Trustee shall upon receipt be paid over to the Indenture Trustee without deduction, set-off or adjustment of any kind) for

                                                  [Trust Agreement (1994 747 B)]


     distribution in accordance with the provisions of Article III of the Trust Indenture; provided, however, that any payments received by the Owner Trustee from (i) the Lessee with respect to the Owner Trustee's fees and disbursements, or (ii) the Owner Participant pursuant to Article VII hereof shall not be paid over to the Indenture Trustee but shall be retained by the Owner Trustee and applied toward the purpose for which such payments were made.

          (b) Payments to Owner Trustee; Other Parties.  All payments and
              ----------------------------------------
     amounts received by the Owner Trustee that are not payable to the Indenture Trustee pursuant to Section 4.01(a) hereof (other than Excluded Payments) received by the Owner Trustee, any payments received from the Indenture Trustee other than as specified in Section 4.01(d) hereof and any other amount received as part of the Trust Estate and for the application or distribution of which no provision is made herein, shall be distributed forthwith upon receipt by the Owner Trustee in the following order of priority: first, so much of such payment as shall be required to reimburse
                -----
     the Owner Trustee for any expenses not otherwise reimbursed as to which the Owner Trustee is entitled to be so reimbursed pursuant to the provisions hereof shall be retained by the Owner Trustee; second, so much of the
                                                    ------
     remainder for which provision as to the application thereof is contained in the Lease or any of the other Operative Documents shall be applied and distributed in accordance with the terms of the Lease or such Operative Documents; and third, the balance, if any, shall be paid to the Owner
                    -----
     Participant.

          (c) Certain Distributions to the Owner Participant.  All amounts from
              ----------------------------------------------
     time to time distributable by the Indenture Trustee to the Owner Participant pursuant to the Trust Indenture shall, if paid to the Owner Trustee, be distributed by the Owner Trustee to the Owner Participant in accordance with the provisions of Article III of the Trust Indenture.

          (d) Excluded Payments.  Notwithstanding any other provision hereof,
              -----------------
     any Excluded Payments received by the Owner Trustee shall be paid by the Owner Trustee to the Person to whom such Excluded Payments are payable under the provisions of the Participation Agreement, the Tax Indemnity Agreement or the Lease.

          SECTION 4.02.  Method of Payments.  All amounts payable to the Owner
                         ------------------
Participant pursuant to this Trust Agreement shall be paid by the Owner Trustee to the Owner Participant by transferring or causing the Indenture Trustee to transfer by wire

                                                  [Trust Agreement (1994 747 B)]

transfer in immediately available funds on the day received (or on the next succeeding Business Day if the funds to be so distributed shall not have been received by the Owner Trustee by 12:00 noon, New York City time), the amount to be distributed as provided in Schedule I to the Participation Agreement or to such account or accounts of the Owner Participant as the Owner Participant may designate from time to time in writing to the Owner Trustee. Subject to Section 4.01, the Owner Trustee shall, when and as instructed in writing by the Owner Participant, direct the Indenture Trustee and Lessee to pay all amounts payable to the Owner Trustee by the Indenture Trustee pursuant to the Indenture or the Lessee pursuant to the Lease directly to the Owner Participant.


                                   ARTICLE V

                          DUTIES OF THE OWNER TRUSTEE

          SECTION 5.01.  Notice of Event of Default.  If the Owner Trustee shall
                         --------------------------
have knowledge of a Lease Event of Default or Indenture Event of Default (or an event which with the passage of time or the giving of notice or both would constitute a Lease Event of Default or an Indenture Event of Default), First Security Bank of Utah, National Association, will cause the Owner Trustee to give to the Indenture Trustee, the Owner Participant and Lessee prompt telephonic or telex notice thereof followed by prompt confirmation thereof by certified mail, postage prepaid. The notice shall set forth in reasonable detail the facts or circumstances known to it with respect to such Lease Event of Default or Indenture Event of Default. Subject to the terms of Section 5.03 hereof, the Owner Trustee shall take such action or shall refrain from taking such action, not inconsistent with the provisions of the Trust Indenture, with respect to such Lease Event of Default or Indenture Event of Default or other event as the Owner Trustee shall be directed in writing by the Owner Participant. For all purposes of this Trust Agreement, in the absence of Actual Knowledge by a responsible officer of the Corporate Trust Department of the Owner Trustee in his or her capacity as such, the Owner Trustee shall not be deemed to have knowledge of a Lease Event of Default or Indenture Event of Default unless notified in writing by the Indenture Trustee, the Owner Participant or Lessee.

          SECTION 5.02.  Action Upon Instructions.  Subject to the terms of
                         ------------------------
Sections 5.01 and 5.03 hereof, upon the written instructions at any time and from time to time of the Owner Participant, the Owner Trustee will take such of the following actions, not inconsistent with the provisions of the Lease and the Trust Indenture, as may be specified in such instructions:

                                                  [Trust Agreement (1994 747 B)]


(i) give such notice or direction or exercise such right, remedy or power hereunder or take such other actions under any of the Operative Documents to which the Owner Trustee is a party or in respect of all or any part of the Trust Estate as shall be specified in such instructions; (ii) take such action to preserve or protect the Trust Estate (including the discharge of Liens) as may be specified in such instructions; and (iii) approve as satisfactory to it all matters required by the terms of the Lease or the other Operative Documents to be satisfactory to the Owner Trustee, it being understood that without written instructions of the Owner Participant, the Owner Trustee shall not approve any such matter as satisfactory to it.

          SECTION 5.03.  Indemnification.  The Owner Trustee shall not be
                         ---------------
required to take any action under Section 5.01 (other than the giving of the notices referred to therein) or 5.02 hereof unless the Owner Trustee shall have been indemnified by the Owner Participant or Lessee, in manner and form satisfactory to the Owner Trustee, against any liability, cost or expense (including reasonable counsel fees and disbursements) which may be incurred in connection therewith; and, if the Owner Participant shall have directed the Owner Trustee to take any such action or refrain from taking any action, the Owner Participant agrees to furnish such indemnity as shall be required and, in addition to the extent not otherwise paid pursuant to the provisions of the Lease or of the Participation Agreement, to pay the reasonable compensation of the Owner Trustee for the services performed or to be performed by it pursuant to such direction and any reasonable fees and disbursements of counsel or agents employed by the Owner Trustee in connection therewith. The Owner Trustee shall not be required to take any action under Section 5.01 or 5.02 hereof if the Owner Trustee shall reasonably determine, or shall have been advised by counsel, that such action is contrary to the terms of any of the Operative Documents to which the Owner Trustee is a party, or is otherwise contrary to law.

          SECTION 5.04.  No Duties Except as Specified in Trust Agreement or
                         ---------------------------------------------------
Instructions.  The Owner Trustee shall not have any duty or obligation to
------------
manage, control, use, sell, dispose of or otherwise deal with the Aircraft or any other part of the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any of the Operative Documents to which the Owner Trustee is a party, except as expressly required by the terms of any of the Operative Documents to which the Owner Trustee is a party, or (to the extent not inconsistent with the provisions of the Trust Indenture) as expressly provided by the terms hereof or in a written instruction from the Owner Participant received pursuant to the terms of Section 5.01 or 5.02 hereof, and no implied duties or obligations shall be read

                                                   [Trust Agreement (1994 747B)]

into this Trust Agreement against the Owner Trustee. First Security Bank of Utah, National Association agrees that it will, in its individual capacity and at its own cost or expense (but without any right of indemnity in respect of any such cost or expense under Section 7.01 hereof), promptly take such action as may be necessary to duly discharge and satisfy in full all Lessor Liens attributable to it in its individual capacity which it is required to discharge pursuant to Section 8(g) of the Participation Agreement and otherwise comply with the terms of said Section binding upon it.

          SECTION 5.05.  No Action Except Under Specified Documents or
                         ---------------------------------------------
Instruction.  The Owner Trustee shall have no power, right or authority to, and
-----------
the Owner Trustee agrees that it will not manage, control, use, sell, dispose of or otherwise deal with the Aircraft or any other part of the Trust Estate except
(i) as expressly required by the terms of any of the Operative Documents to which the Owner Trustee is a party, (ii) as expressly provided by the terms hereof, or (iii) as expressly provided in written instructions from the Owner Participant pursuant to Section 5.01 or 5.02 hereof.


                                  ARTICLE VI

                               THE OWNER TRUSTEE

          SECTION 6.01.  Acceptance of Trusts and Duties.  First Security Bank
                         -------------------------------
of Utah, National Association accepts the trust hereby created and agrees to perform the same but only upon the terms hereof applicable to it. The Owner Trustee also agrees to receive and disburse all monies received by it constituting part of the Trust Estate upon the terms hereof. First Security Bank of Utah, National Association shall not be answerable or accountable under any circumstances, except (a) for its own willful misconduct or gross negligence, (b) its failure (in its individual capacity) to perform its obligations under the last sentence of Section 5.04 hereof and the first sentence of Section 5.01 hereof, (c) for its or the Owner Trustee's failure to use ordinary care to disburse funds, (d) for any Tax based on or measured by any fees, commissions or compensation received by it for acting as trustee in connection with any of the transactions contemplated by the Operative Documents and (e) for liabilities that may result from the inaccuracy of any representation or warranty of it (or from the failure by it to perform any covenant) in Section 6.03 hereof, in Section 4 of the Lease or in Sections 8(b), 8(c) and 8(p) of the Participation Agreement.

          SECTION 6.02.  Absence of Certain Duties.  Except in accordance with
                         -------------------------
written instructions furnished pursuant to

                                                  [Trust Agreement (1994 747 B)]

Section 5.02 hereof and except as provided in, and without limiting the generality of, Sections 3.01 and 5.04 hereof and the last sentence of Section 9.01(b) hereof, neither the Owner Trustee nor First Security Bank of Utah, National Association shall have any duty (i) to see to any recording or filing of any Operative Document or of any supplement to any thereof or to see to the maintenance of any such recording or filing or any other filing of reports with the Federal Aviation Administration or other governmental agencies, except that First Security Bank of Utah, National Association in its individual capacity agrees to comply with the Federal Aviation Administration reporting requirements set forth in 14 CFR (S)47.45 and 14 CFR (S)47.51, and the Owner Trustee shall, to the extent that information for that purpose is timely supplied by Lessee pursuant to any of the Operative Documents, complete and timely submit (and furnish the Owner Participant with a copy of) any and all reports relating to the Aircraft which may from time to time be required by the Federal Aviation Administration or any government or governmental authority having jurisdiction,
(ii) to see to any insurance on the Aircraft or to effect or maintain any such insurance, whether or not Lessee shall be in default with respect thereto, other than to forward to the Owner Participant copies of all reports and other written information which the Owner Trustee receives from Lessee pursuant to Section 11(c) of the Lease, (iii) to see to the payment or discharge of any tax, assessment or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Trust Indenture Estate or the Trust Estate, except as provided in Section 8(g) of the Participation Agreement, or (iv) to inspect Lessee's books and records with respect to the Aircraft at any time permitted pursuant to the Lease. Notwithstanding the foregoing, the Owner Trustee will furnish to the Indenture Trustee and the Owner Participant, promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and other instruments furnished to the Owner Trustee hereunder or under any other Operative Document to the extent that any of the same shall not state on its face or otherwise that it has been so distributed.

          SECTION 6.03.  No Representations or Warranties as to Certain Matters.
                         ------------------------------------------------------
NEITHER THE OWNER TRUSTEE NOR FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION MAKES OR SHALL BE DEEMED TO HAVE MADE (a) ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, AIRWORTHINESS, VALUE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE FOR A PARTICULAR PURPOSE OF THE AIRCRAFT OR ANY PART THEREOF, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, OR ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT OR ANY PART THEREOF WHATSOEVER, except that First Security Bank of Utah, National Association in its

                                                  [Trust Agreement (1994 747 B)]

individual capacity warrants that on the Delivery Date the Owner Trustee shall have received whatever title was conveyed to it by Lessee and that the Aircraft shall during the Term of the Lease be free of Lessor Liens attributable to First Security Bank of Utah, National Association in its individual capacity, or (b) any representation or warranty as to the validity, legality or enforceability of this Trust Agreement or any Operative Document to which the Owner Trustee is a party, or any other document or instrument, or as to the correctness of any statement contained in any thereof except to the extent that any such statement is expressly made herein or therein by such party as a representation by First Security Bank of Utah, National Association in its individual capacity or by the Owner Trustee, as the case may be, and except that First Security Bank of Utah, National Association in its individual capacity hereby represents and warrants that this Trust Agreement has been, and (assuming due authorization, execution and delivery by the Owner Participant of this Trust Agreement) the Operative Documents to which it or the Owner Trustee is a party have been (or at the time of execution and delivery of any such instrument by it or the Owner Trustee hereunder or pursuant to the terms of the Participation Agreement that such an instrument will be) duly executed and delivered by one of its officers who is or will be, as the case may be, duly authorized to execute and deliver such instruments on behalf of itself or the Owner Trustee, as the case may be, and that the Trust Agreement constitutes the legal, valid and binding obligation of First Security Bank of Utah, National Association or the Owner Trustee, as the case may be, enforceable against First Security Bank of Utah, National Association or the Owner Trustee, as the case may be, in accordance with its terms.

          SECTION 6.04.  No Segregation of Monies; Interest.  Except as
                         ----------------------------------
otherwise provided herein or in the Lease or the Trust Indenture, monies received by the Owner Trustee hereunder need not be segregated in any manner except to the extent provided by law and the Owner Trustee, except as provided in Section 22 of the Lease, shall not be liable for any interest thereon.

          SECTION 6.05.  Reliance Upon Certificates, Counsel and Agents.  The
                         ----------------------------------------------
Owner Trustee shall incur no liability to anyone in acting in reliance upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it in good faith to be genuine and reasonably believed by it in good faith to be signed by the proper party or parties. Unless other evidence in respect thereof is specifically prescribed herein, any request, direction, order or demand of the Owner Participant or Lessee mentioned herein or in any of the Operative Documents to which the Owner Trustee is a party shall be sufficiently evidenced by written instruments signed by the

                                                  [Trust Agreement (1994 747 B)]

Chairman of the Board, the President, any Vice President or any other duly authorized officer or representative and in the name of any such Owner Participant or Lessee, as the case may be. The Owner Trustee may accept a copy of a resolution of the Board of Directors or Executive Committee of Lessee, certified by the Secretary or an Assistant Secretary of Lessee as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted by said Board or Committee and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically described herein, the Owner Trustee may for all purposes hereof rely on a certificate signed by the Chairman of the Board, the President, any Vice President or any other duly authorized officer or representative of Lessee, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. In the administration of trusts hereunder, the Owner Trustee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents or attorneys and may, at the expense of the Trust Estate, consult with counsel, accountants and other skilled persons to be selected and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion, within the scope of such person's competence, of any such counsel, accountants or other skilled persons and the Owner Trustee shall not be liable for the negligence of any such counsel, accountant or other skilled person appointed by it with due care hereunder.

          SECTION 6.06.  Not Acting in Individual Capacity.  In acting
                         ---------------------------------
hereunder, the Owner Trustee acts solely as trustee and not in its individual capacity except as otherwise expressly provided herein; and, except as may be otherwise expressly provided in this Trust Agreement, the Lease, the Participation Agreement and the Trust Indenture, all persons, other than the Owner Participant, as provided herein, having any claim against the Owner Trustee by reason of the transactions contemplated hereby shall look only to the Trust Estate for payment or satisfaction thereof except to the extent the Owner Trustee shall expressly agree otherwise in writing.

          SECTION 6.07.  Fees and Compensation.  The Owner Trustee shall be
                         ---------------------
entitled to receive compensation, reasonable as regards its responsibilities hereunder, together with reimbursement within three (3) months of its request for all reasonable expenses incurred or made by it in accordance with any of the provisions of this Trust Agreement or any other Operative Document (including the reasonable compensation and the expenses of its counsel, accountants or other skilled persons and of all

                                                  [Trust Agreement (1994 747 B)]

other persons not regularly in its employ). If a Lease Event of Default or Indenture Event of Default shall occur and be continuing or if the Lease or the Trust Indenture is declared to be in default, the Owner Trustee shall be entitled to receive compensation, reasonable as regards its additional responsibilities hereunder, and payment or reimbursement for its expenses as provided above. Pursuant to Section 7(c) of the Participation Agreement and subject to Section 16 thereof, Lessee shall be required to pay the reasonable fees and expenses of the Owner Trustee comprising the compensation and reimbursement of expenses to which the Owner Trustee is entitled under this
Section 6.07. Except as otherwise expressly provided in this Trust Agreement and the other Operative Documents, neither the Owner Participant nor the Trust Estate shall have any liability for any such fees and expenses; provided, however, the Owner Participant shall be liable for such additional compensation of the Owner Trustee if the same is attributable to an Indenture Event of Default which is caused solely by the actions or inactions of the Owner Participant; and further provided that the Owner Trustee shall have a Lien upon the Trust Estate for any such fee not paid by Lessee as contemplated by Section 7 of the Participation Agreement and such Lien shall entitle the Owner Trustee to priority as to payment thereof over payment to any other Person under this Trust Agreement but shall at all times be subordinated to the Lien of the Trust Indenture.

          SECTION 6.08.  Tax Returns.  The Owner Trustee shall be responsible
                         -----------
for the keeping of all appropriate books and records relating to the receipt and disbursement of all monies under this Trust Agreement or any other agreement contemplated hereby. The Owner Participant shall be responsible for causing to be prepared and filed all income tax returns required to be filed by the Owner Participant. The Owner Trustee shall be responsible for causing to be prepared, at the request of the Owner Participant, all income tax returns required to be filed with respect to the trust created hereby and shall execute and file such returns; provided, however, the Owner Trustee shall send a completed copy of such return to the Owner Participant as soon as practicable after receipt by the Owner Trustee of all information necessary to complete such return and in any event before the due date of such return, so long as such information is received by the Owner Trustee in sufficient time reasonably to complete such return prior to the due date. The Owner Trustee and the Owner Participant, upon request, will furnish each other with all such information as may be reasonably required in connection with the preparation of such income tax returns. The Owner Trustee will give to the Owner Participant, upon request, such periodic information concerning receipts and disbursements by it with respect to the Trust Estate as would be helpful to the Owner Participant in preparing its tax returns.

                                                  [Trust Agreement (1994 747 B)]

                                  ARTICLE VII

                     INDEMNIFICATION OF FIRST SECURITY BANK
                         OF UTAH, NATIONAL ASSOCIATION
                              BY OWNER PARTICIPANT

          SECTION 7.01.  Owner Participant to Indemnify First Security Bank of
                         -----------------------------------------------------
Utah, National Association.  The Owner Participant hereby agrees, whether or not
--------------------------
any of the transactions contemplated hereby shall be consummated, to assume liability for, and hereby indemnifies, protects, saves and keeps harmless First Security Bank of Utah, National Association, in its individual capacity, and its successors, assigns, legal representatives, agents and servants, from and against any and all liabilities, obligations, losses, damages, penalties, taxes (excluding any taxes payable by First Security Bank of Utah, National Association in its individual capacity on or measured by any compensation received by First Security Bank of Utah, National Association in its individual capacity for its services hereunder), claims, actions, suits, costs, expenses or disbursements (including, without limitation, reasonable legal fees and expenses, and including without limitation any liability of an owner, any strict liability and any liability without fault) of any kind and nature whatsoever which may be imposed on, incurred by or asserted against First Security Bank of Utah, National Association, in its individual capacity (whether or not also indemnified against by Lessee under the Lease or under the Participation Agreement or also indemnified against by any other person, but only to the extent not otherwise paid or reimbursed by such other person; provided, however,
                                                              --------  -------
that to the extent First Security Bank of Utah, National Association, in its individual capactiy, actually receives and retains any other indemnification payment, First Security Bank of Utah, National Association in its individual capacity, shall not be entitled to claim the same amount under this Section) in any way relating to or arising out of this Trust Agreement or any of the Operative Documents or the enforcement of any of the terms of any thereof, or in any way relating to or arising out of the manufacture, purchase, acceptance, nonacceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of the Aircraft (including, without limitation, latent and other defects, whether or not discoverable, and any claim for patent, trademark or copyright infringement), or in any way relating to or arising out of the administration of the Trust Estate or the action or inaction of the Owner Trustee or First Security Bank of Utah, National Association, in its individual capacity, hereunder, except that the Owner Participant shall not be required to indemnify First Security Bank of Utah, National Association in its individual capacity for any liability,

                                                  [Trust Agreement (1994 747 B)]

obligation, loss, damage, penalty, tax, claim, action, suit, cost, expense or disbursement (i) arising or resulting from any of the matters described in the last sentence of Section 6.01 hereof or (ii) as otherwise excluded by the terms of Section 7(b) or 7(c) of the Participation Agreement from Lessee's general indemnity or general tax indemnity to the Owner Trustee or First Security Bank of Utah, National Association in its individual capacity, as the case may be, thereunder (disregarding, for this purpose, Sections 7(b)(ii)(5)(i) (to the extent that it results from the willful misconduct or gross negligence of the Owner Participant being imputed to the Owner Trustee), 7(b)(ii)(8) and 7(c)(10) of the Participation Agreement); provided, however, that the exception set forth in clause (ii) of this Section 7.01 shall not apply to any action taken or omission made by the Owner Trustee pursuant to and in accordance with express written directions given to the Owner Trustee by the Owner Participant specifying such action to be taken or omission to be made, and provided further that the Owner Participant shall not be required to indemnify any Person under this Section unless the Lessee has failed to satisfy its obligations under the Operative Documents to indemnify such Person within a reasonable time after demand for payment in respect thereof by such Person. The indemnities contained in this Section 7.01 extend to First Security Bank of Utah, National Association only in its individual capacity and shall not be construed as indemnities of the Trust Indenture Estate or the Trust Estate (except to the extent, if any, that First Security Bank of Utah, National Association in its individual capacity has been reimbursed by the Trust Indenture Estate or the Trust Estate for amounts covered by the indemnities contained in this Section 7.01). The indemnities contained in this Section 7.01 shall survive the termination of this Trust Agreement. In addition, if necessary, First Security Bank of Utah, National Association in its individual capacity shall be entitled to indemnification from the Trust Estate, subject to the Lien of the Trust Indenture, for any liability, obligation, loss, damage, penalty, tax, claim, action, suit, cost, expense or disbursement indemnified against pursuant to this Section 7.01 to the extent not reimbursed by Lessee, the Owner Participant or others, but without releasing any of them from their respective agreements of reimbursement; and, to secure the same, First Security Bank of Utah, National Association in its individual capacity shall have a lien on the Trust Estate, subject to the lien of the Trust Indenture, which shall be prior to any interest therein of the Owner Participant. The payor of any indemnity under this Article VII shall be subrogated to any right of the person indemnified in respect of the matter as to which such indemnity was paid.

                                                  [Trust Agreement (1994 747 B)]

                                 ARTICLE VIII

                  TRANSFER OF THE OWNER PARTICIPANT'S INTEREST

          SECTION 8.01.  Transfer of Interest.  All provisions of Section 8(l)
                         --------------------
of the Participation Agreement shall (with the same force and effect as if set forth in full in this Section 8.01) be applicable to any assignment, conveyance or other transfer by the Owner Participant of any of its right, title or interest in and to the Participation Agreement, the Trust Estate or this Trust Agreement.

                                   ARTICLE IX

                     SUCCESSOR OWNER TRUSTEES; CO-TRUSTEES

          SECTION 9.01.  Resignation of Owner Trustee:
                         -----------------------------
Appointment of Successor.
------------------------

          (a) Resignation or Removal.  The Owner Trustee or any successor Owner
              ----------------------
     Trustee (i) shall resign if required to do so pursuant to Section 8(b) of the Participation Agreement and (ii) may resign at any time without cause by giving at least 60 days' prior written notice to the Owner Partici-pant, the Indenture Trustee and Lessee, such resignation to be effective upon the acceptance of appointment by the successor Owner Trustee under Section 9.01(b) hereof. In addition, the Owner Participant may at any time remove the Owner Trustee without cause by a notice in writing delivered to the Owner Trustee, the Indenture Trustee and Lessee, such removal to be effective upon the acceptance of appointment by the successor Owner Trustee under Section 9.01(b) hereof. In the case of the removal or resignation of the Owner Trustee, the Owner Participant may appoint a successor Owner Trustee by an instrument signed by the Owner Participant, such successor to be approved by Lessee unless an Event of Default shall have occurred and be continuing (which approval shall not be unreasonably withheld; provided, however, that the approval by Lessee under this sentence shall be limited to those situations where (i) Lessee reasonably believes that such successor Owner Trustee will cause an administrative or similar burden on Lessee or (ii) the fees imposed by the successor Owner Trustee are greater than the fees imposed by the original or a previously approved Owner Trustee, unless the Owner Participant agrees to be responsible for such excess fees). If a successor Owner Trustee shall not have been appointed within 30 days after such notice of resignation or removal, the Owner Trustee or the Owner Participant may apply to any court of competent jurisdiction to appoint a successor Owner Trustee

                                                  [Trust Agreement (1994 747 B)]

     to act until such time, if any, as a successor shall have been appointed as above provided. Any successor Owner Trustee so appointed by such court shall immediately and without further act be superseded by any successor Owner Trustee appointed as above provided.

          (b) Execution and Delivery of Documents, etc.  Any successor Owner
              -----------------------------------------
     Trustee, however appointed, shall execute and deliver to the predecessor Owner Trustee an instrument accepting such appointment, and thereupon such successor Owner Trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Owner Trustee in the trusts hereunder with like effect as if originally named the Owner Trustee herein; but nevertheless, upon the written request of such successor Owner Trustee, such predecessor Owner Trustee shall execute and deliver an instrument transferring to such successor Owner Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers and trusts of such predecessor Owner Trustee, and such predecessor Owner Trustee shall duly assign, transfer, deliver and pay over to such successor Owner Trustee all monies or other property then held by such predecessor Owner Trustee upon the trusts herein expressed. Upon the appointment of any successor Owner Trustee hereunder, the predecessor Owner Trustee will execute such documents as are provided to it by such successor Owner Trustee and will take such further actions as are requested of it by such successor Owner Trustee as are reasonably required to cause registration of the Aircraft included in the Trust Estate to be transferred upon the records of the Federal Aviation Administration, or other governmental authority having jurisdiction, into the name of the successor Owner Trustee.

          (c) Qualifications.  Any successor Owner Trustee, however appointed,
              --------------
     shall be a "citizen of the United States" within the meaning of Section 101(16) of the Federal Aviation Act and shall also be a bank or trust company organized under the laws of the United States or any state thereof having a combined capital and surplus of at least $50,000,000 (or the obligations and liabilities of which, whether now in existence or hereafter incurred, are fully and unconditionally guaranteed by an affiliate company having a combined capital and surplus of at least $50,000,000), if there be such an institution willing, able and legally qualified to perform the duties of the Owner Trustee hereunder upon reasonable or customary terms. Subject to Section 14 of the Participation Agreement, no such successor trustee shall (i) be located in a jurisdiction which creates adverse consequences for the

                                                  [Trust Agreement (1994 747 B)]

     Lessee (unless such circumstances would be created by substantially all jurisdictions where major banking or trust institutions are located) or
     (ii) charge fees for its services as an Owner Trustee in excess of the then prevailing market rates for such services (unless the Owner Participant agrees that it and not the Lessee shall be liable for such excess).

          (d) Merger, etc.  Any corporation into which First Security Bank of
              ------------
     Utah, National Association may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which First Security Bank of Utah, National Association shall be a party, or any corporation to which substantially all the corporate trust business of First Security Bank of Utah, National Association may be transferred, shall, subject to the terms of Section 9.01(c) hereof, be the Owner Trustee hereunder without further act.

          SECTION 9.02.  Co-Trustees and Separate Trustees.  If at any time it
                         ---------------------------------
shall be necessary or prudent in order to conform to any law of any jurisdiction in which all or any part of the Trust Estate is located, or make any claim or bring any suit with respect to the Trust Estate or the Lease, or in the event that the Owner Trustee shall have been requested to do so by the Owner Participant or the Owner Trustee being advised by counsel shall determine that it is so necessary or prudent in the interest of the Owner Participant or the Owner Trustee, or the Owner Trustee shall have been directed to do so by the Owner Participant, the Owner Trustee and Owner Participant shall execute and deliver an agreement supplemental hereto and all other instruments and agreements necessary or proper to constitute another bank or trust company or one or more persons (any and all of which shall be a "citizen of the United States" as defined in Section 101(16) of the Federal Aviation Act) approved by the Owner Trustee and the Owner Participant, either to act as co-trustee, jointly with the Owner Trustee, or to act as separate trustee hereunder (any such co-trustee or separate trustee being herein sometimes referred to as an "additional trustee"). In the event the Owner Participant shall not have joined in the execution of such agreements supplemental hereto within ten days after the receipt of a written request from the Owner Trustee so to do, or in case a Lease Event of Default or Indenture Event of Default shall occur and be continuing, the Owner Trustee may act under the foregoing provisions of this
Section 9.02 without the concurrence of the Owner Participant; and the Owner Participant hereby appoints the Owner Trustee its agent and attorney-in-fact to act for it under the foregoing provisions of this Section 9.02 in either of such contingencies.

                                                  [Trust Agreement (1994 747 B)]

          Every additional trustee hereunder shall, to the extent permitted by law, be appointed and act, and the Owner Trustee and its successors shall act, subject to the following provisions and conditions:

          (A) All powers, duties, obligations and rights conferred upon the Owner Trustee in respect of the custody, control and management of monies, the Aircraft or documents authorized to be delivered hereunder or under the Participation Agreement shall be exercised solely by the Owner Trustee;

          (B) Any other rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred or imposed upon and exercised or performed by the Owner Trustee and such additional trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (including the holding of title to the Trust Estate) the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such additional trustee;

          (C) No power given to, or which it is provided hereby may be exercised by, any such additional trustee shall be exercised hereunder by such additional trustee, except jointly with, or with the consent in writing of, the Owner Trustee;

          (D) No trustee hereunder shall be personally liable by reason of any action or omission of any other trustee hereunder;

          (E) The Owner Participant, at any time, by an instrument in writing may remove any such additional trustee. In the event that the Owner Participant shall not have joined in the execution of any such instrument within ten days after the receipt of a written request from the Owner Trustee so to do, the Owner Trustee shall have the power to remove any such additional trustee without the concurrence of the Owner Participant; and the Owner Participant hereby appoints the Owner Trustee its agent and attorney-in-fact for it in such connection in such contingency; and

          (F) No appointment of, or action by, any additional trustee will relieve the Owner Trustee of any of its obligations under, or otherwise affect any of the terms of, the Trust Indenture or affect the interests of the Indenture

                                                  [Trust Agreement (1994 747 B)]

     Trustee or the Certificate Holders in the Trust Indenture Estate.


                                   ARTICLE X

                           SUPPLEMENTS AND AMENDMENTS
                     TO TRUST AGREEMENT AND OTHER DOCUMENTS

          SECTION 10.01.  Supplements and Amendments and Delivery Thereof.
                          -----------------------------------------------

          (a) Supplements and Amendments.  This Trust Agreement may not be
              --------------------------
     amended, supplemented or otherwise modified except by an instrument in writing signed by First Security Bank of Utah, National Association, and the Owner Participant. Subject to Section 10.02 hereof and Section 10(B) of the Participation Agreement, the Owner Trustee will execute any amendment, supplement or other modification of this Trust Agreement or of any other Operative Documents to which the Owner Trustee is a party which it is requested to execute by the Owner Participant except that the Owner Trustee shall not execute any such amendment, supplement or other modification which, by the express provisions of any of the above documents, requires the consent of any other party unless such consent shall have been obtained.

          (b) Delivery of Amendments and Supplements to Certain Parties.  A
              ---------------------------------------------------------
     signed copy of each amendment or supplement referred to in Section 10.01(a) hereof shall be delivered promptly by the Owner Trustee to Lessee.

          SECTION 10.02. Discretion as to Execution of Documents.  Prior to
                         ---------------------------------------
executing any document required to be executed by it pursuant to the terms of
Section 10.01 hereof, the Owner Trustee shall be entitled to receive an opinion of its counsel to the effect that the execution of such document is authorized hereunder. If in the opinion of the Owner Trustee any such document adversely affects any right, duty, immunity or indemnity in favor of the Owner Trustee hereunder or under any other Operative Document to which the Owner Trustee is a party, the Owner Trustee may in its discretion decline to execute such document.

          SECTION 10.03. Distribution of Documents.  Promptly after the
                         -------------------------
execution by the Owner Trustee of any document entered into pursuant to Section
10.01 hereof, the Owner Trustee shall mail, by certified mail, postage prepaid, a conformed copy thereof to the Owner Participant, but the failure of the Owner

                                                  [Trust Agreement (1994 747 B)]

Trustee to mail such conformed copy shall not impair or affect the validity of such document.


                                   ARTICLE XI

                                 MISCELLANEOUS

          SECTION 11.01. (a) Termination of Trust Agreement.  This Trust
                             ------------------------------
     Agreement and the trust created hereby shall be of no further force or effect upon the earlier of (a) both the final discharge of the Trust Indenture pursuant to Section 10.01 thereof, the termination of the Lease pursuant to its terms and the sale or other final disposition by the Owner Trustee of all property constituting part of the Trust Estate and the final distribution by the Owner Trustee of all monies or other property or proceeds constituting part of the Trust Estate in accordance with Article IV hereof, provided that at such time Lessee shall have fully complied with all of the terms of the Lease and the Participation Agreement or (b) twenty-one years less one day after the death of the last survivor of all of the descendants of the grandparents of David C. Rockefeller living on the date of the earliest execution of this Trust Agreement by any party hereto, but if this Trust Agreement and the trust created hereby shall be or become authorized under applicable law to be valid for a period commencing on the 21st anniversary of the death of such last survivor (or, without limiting the generality of the foregoing, if legislation shall become effective providing for the validity of this Trust Agreement and the trust created hereby for a period in gross exceeding the period for which this Trust Agreement and the trust created hereby are hereinabove stated to extend and be valid), then this Trust Agreement and the trusts created hereby shall not terminate under this subsection (b) but shall extend to and continue in effect, but only if such nontermination and extension shall then be valid under applicable law, until the day preceding such date as the same shall, under applicable law, cease to be valid; otherwise this Trust Agreement and the trust created hereby shall continue in full force and effect in accordance with the term hereof, subject to the Owner Participant's right to revoke such trust and cause the Trust Estate (subject to the Lien of the Trust Indenture, to the rights of Lessee and any Sublessee created pursuant to the Lease and subject to Section 8(v) of the Participation Agreement) to be distributed.

          (b) Termination at Option of the Owner Participant.  Notwithstanding
              ----------------------------------------------
     Section 9.01(a) above, this Trust Agreement

                                                  [Trust Agreement (1994 747 B)]

     and the trust created hereby shall terminate and the Trust Estate shall be distributed to the Owner Participant and this Trust Agreement shall be of no further force and effect, upon the election of the Owner Participant by notice to the Owner Trustee, if such notice shall be accompanied by the written agreement of the Owner Participant assuming all the obligations of the Owner Trustee under or contemplated by the Operative Documents and all other obligations of the Owner Trustee incurred by it as trustee hereunder.

          SECTION 11.02. Owner Participant Has No Legal Title in Trust Estate.
                         ----------------------------------------------------
The Owner Participant shall have no legal title to any part of the Trust Estate. No transfer, by operation of law or otherwise, of any right, title and interest of the Owner Participant in and to the Trust Estate hereunder shall operate to terminate this Trust Agreement or the trusts hereunder or entitle any successors or transferees of the Owner Participant to an accounting or to the transfer of legal title to any part of the Trust Estate.

          SECTION 11.03. Assignment, Sale, etc. of Aircraft.  Any assignment,
                         ----------------------------------
sale, transfer or other conveyance of the Aircraft by the Owner Trustee made in accordance with the express terms hereof or of the Lease or the Participation Agreement shall bind the Owner Participant and shall be effective to transfer or convey all right, title and interest of the Owner Trustee and the Owner Participant in and to the Aircraft. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such assignment, sale, transfer or conveyance or as to the application of any sale or other proceeds with respect thereto by the Owner Trustee.

          SECTION 11.04. Trust Agreement for Benefit of Certain Parties Only.
                         ---------------------------------------------------
Except for the terms of Section 8(l) of the Participation Agreement incorporated in Article VIII hereof and except as otherwise provided in Article IX and Sections 5.01, 6.07, 10.01 and 11.01 hereof, nothing herein, whether expressed or implied, shall be construed to give any person other than the Owner Trustee and the Owner Participant any legal or equitable right, remedy or claim under or in respect of this Trust Agreement; but this Trust Agreement shall be held to be for the sole and exclusive benefit of the Owner Trustee and the Owner Participant.

          SECTION 11.05. [Intentionally Reserved for Potential Future Use].

          SECTION 11.06.  Notices.  All notices, demands, instructions and other
                          -------
communications required or permitted to be given to or made upon any party hereto shall be in writing and

                                                  [Trust Agreement (1994 747 B)]

shall be personally delivered or sent by registered or certified mail, postage prepaid, or by telecopier, or by prepaid courier service, and shall be deemed to be given for purposes of this Agreement on the day that such writing is received. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 11.06, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective telecopier numbers) set forth on Schedule I to the Participation Agreement.

          SECTION 11.07. Severability.  Subject to Section 11.12 hereof, any
                         ------------
provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 11.08. Waivers, etc.  No term or provision hereof may be
                         -------------
changed, waived, discharged or terminated orally, but only by an instrument in writing entered into in compliance with the terms of Article X hereof; and any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

          SECTION 11.09. Counterparts.  This Trust Agreement may be executed by
                         ------------
the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          SECTION 11.10. Binding Effect, etc.  All covenants and agreements
                         --------------------
contained herein shall be binding upon, and inure to the benefit of, the Owner Trustee and its successors and assigns, and the Owner Participant, its successors and, to the extent permitted by Article VIII hereof, its assigns.
Any request, notice, direction, consent, waiver or other instrument or action by an Owner Participant shall bind its successors and assigns.

          SECTION 11.11. Headings; References.  The headings of the various
                         --------------------
Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          SECTION 11.12. Governing Law.  This Trust Agreement shall in all
                         -------------
respects be governed by, and construed in accordance with, the internal laws of the State of Utah, including all matters of construction, validity and performance.

                                                  [Trust Agreement (1994 747 B)]

          SECTION 11.13.  Performance by Owner Participant.  Any obligation of
                          --------------------------------
the Owner Trustee hereunder or under the Lease or any other document contemplated herein may be performed by the Owner Participant if the Owner Trustee has failed to perform such obligation pursuant to this Trust Agreement, the Lease or such other document, as the case may be and any such performance shall not be construed as a revocation of the trusts created hereby.



                                 *     *     *

                                                  [Trust Agreement (1994 747 B)]

          IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                ----------------------------------------

                                By:_____________________________________
                                Title:__________________________________



                                FIRST SECURITY BANK OF UTAH, NATIONAL
                                ASSOCIATION


                                By:_____________________________________
                                Title:__________________________________

                                                  [Trust Agreement (1994 747 B)]



                                Aircraft N106UA

                  --------------------------------------------


                       FIRST AMENDMENT TO TRUST AGREEMENT

                                  (1994 747 B)

                            Dated February __, 1996

                                    between

                         ____________________________,
                               Owner Participant


                                      and

                     STATE STREET BANK AND TRUST COMPANY OF
                       CONNECTICUT, NATIONAL ASSOCIATION,
                                 Owner Trustee


                 ---------------------------------------------


                             United Air Lines, Inc.
                           1994 747 B Equipment Trust
                          One Boeing 747-451 Aircraft

                 ---------------------------------------------

                FIRST AMENDMENT TO TRUST AGREEMENT (1994 747 B)


          THIS FIRST AMENDMENT TO TRUST AGREEMENT (1994 747 B) dated February __, 1996 (this "Amendment") between ________________________________, a Delaware corporation (the "Owner Participant"), and STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, a national banking association (in its individual capacity, "State Street Connecticut", and otherwise not in its individual capacity but solely as trustee hereunder with its permitted successors and assigns called the "Owner Trustee") as assignee of First Security Bank of Utah, National Association ("Original Owner Trustee"), amends that certain Trust Agreement (1994 747 B) dated as of August 1, 1994 (the "Trust Agreement") between the Owner Participant and the Original Owner Trustee.


                              W I T N E S S E T H:

     WHEREAS, a counterpart of the Trust Agreement was attached to the Original Indenture (as defined in the Second Amendment to Lease Agreement (1994 747 B) dated February __, 1996 between United Air Lines, Inc., as lessee ("Lessee"), and the Owner Trustee) which was recorded with the Federal Aviation Administration on August 8, 1994 and assigned Conveyance No. Y39808; and

     WHEREAS, pursuant to that certain Assignment and Assumption Agreement (1994 747 B) dated January __, 1996 between the Owner Trustee and the Original Owner Trustee, the Original Owner Trustee assigned to the Owner Trustee, and the Owner Trustee assumed, all of the obligations of the Original Owner Trustee under the Operative Documents; and

     WHEREAS, in connection with a refinancing of the Loan Certificates contemplated by Section 20 of the Participation Agreement, the parties hereto desire to amend the Trust Agreement in certain respects; and

     WHEREAS, except as otherwise defined in this Amendment, the capitalized terms used herein shall have the meanings attributed thereto in the Trust Agreement.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

          SECTION 1.  Amendments to Article I.  Section 1.01 of the Trust
                      -----------------------
Agreement is hereby amended in the following manner:

          (a) The definition of "Indenture Event of Default" is hereby amended to be and read in its entirety as follows:

                [First Amendment to Trust Agreement (1994 747 B)]


               ""Indenture Event of Default" has the meaning ascribed such term in the Trust Indenture."

          (b) The definition of "Trust Indenture Estate" is hereby amended to be and read in its entirety as follows:

               ""Trust Indenture Estate" has the meaning ascribed to the term "Indenture Estate" in the Trust Indenture."

          SECTION 2.  Amendment to Article IV.  Section 4.01(a) of the Trust
                      -----------------------
Agreement is hereby amended by deleting the reference to "Article III" which appears therein and inserting a reference to "Article 3" in lieu thereof.

          SECTION 3.  Amendment to Article V.  The first sentence of Section
                      ----------------------
5.01 of the Trust Agreement is hereby amended to be and read in its entirety as follows:

               "If the Owner Trustee shall have knowledge of a Lease Event of Default or Indenture Event of Default (or an event which with the passage of time or the giving of notice or both would constitute a Lease Event of Default or an Indenture Event of Default), State Street Connecticut will cause the Owner Trustee to give to the Owner Participant and Lessee prompt telephonic or telecopy notice thereof followed by prompt confirmation thereof by certified mail, postage prepaid, provided that (i) in the case of an event which with the passage of time would constitute an Indenture Event of Default referred to in paragraphs (b) and (c) of Section 8.01 of the Trust Indenture, such notice shall in no event be furnished later than ten
          (10) days after the Owner Trustee shall first have knowledge of such event and (ii) in the case of a misrepresentation by the Owner Trustee which with the passage of time would constitute an Indenture Event of Default referred to in paragraph (d) of Section 8.01 of the Trust Indenture, such notice shall in no event be furnished later than ten
          (10) days after the Owner Trustee shall first have knowledge of such event."

          SECTION 4.  Amendments to Articles VI and VII.  Sections 6.01, 6.02,
                      ---------------------------------
6.03 and 7.01 of the Trust Agreement are hereby amended by deleting the words "First Security Bank of Utah, National Association" each time such words appear therein and inserting the words "State Street Connecticut" in lieu thereof.

                [First Amendment to Trust Agreement (1994 747 B)]


          SECTION 5.  Amendments to Article XI.  Article XI of the Trust
                      ------------------------
Agreement is hereby amended in the following manner:

          (a) Section 11.01 is hereby amended to be and read in its entirety as follows:

              "Section 11.01.  Termination.  (a) This Trust Agreement has been
                               -----------
          entered into in part to induce the Indenture Trustee and the Certificate Holders from time to time to participate in the transactions contemplated hereby, and State Street Connecticut and the Owner Participant agree that the Indenture Trustee and the Certificate Holders from time to time are third party beneficiaries hereof to the extent set forth in Article VIII, Article IX, Section 5.01 and Section
          11.01 hereof. This Trust Agreement and the trusts created hereby shall be of no further force or effect upon the earlier of (a) both the final discharge of the Trust Indenture pursuant to Section 10.01 thereof, the termination of the Lease pursuant to its terms and the sale or other final disposition by the Owner Trustee of all property constituting part of the Trust Estate and the final distribution by the Owner Trustee of all monies or other property or proceeds constituting part of the Trust Estate in accordance with Article IV hereof, provided that at such time Lessee shall have fully complied with all of the terms of the Lease and the Participation Agreement or
          (b) twenty-one years less one day after the death of the last survivor of all of the descendants of the grandparents of David C. Rockefeller living on the date of the earliest execution of this Trust Agreement by any party hereto, but if this Trust Agreement and the trust created hereby shall be or become authorized under applicable law to be valid for a period commencing on the 21st anniversary of the death of such last survivor (or, without limiting the generality of the foregoing, if legislation shall become effective providing for the validity of this Trust Agreement and the trust created hereby for a period in gross exceeding the period for which this Trust Agreement and the trust created hereby are hereinabove stated to extend and be valid), then this Trust Agreement and the trusts created hereby shall not terminate under this subsection (b) but shall extend to and continue in effect, but only if such nontermination and extension shall then be valid under applicable law, until the day preceding such date as the same shall, under applicable law, cease to be valid. This Trust Agreement and the trusts created

                [First Amendment to Trust Agreement (1994 747 B)]

          hereby shall terminate and the Trust Estate shall be distributed to the Owner Participant, and this Trust Agreement shall be of no further force and effect, upon the election of the Owner Participant by notice to the Owner Trustee to revoke the trusts created hereby; provided,
                                                                    --------
          however, that until the Lien of the Trust Indenture on the Trust
          -------
          Estate shall have been discharged pursuant to the terms thereof and until payment in full of the principal of, premium if any, and interest on the Certificates and all other amounts owed to Holders under the Trust Indenture, no such revocation shall be effective without the consent of the Indenture Trustee.

               (b) The bankruptcy, death or incapacity of the Owner Participant will not terminate this Trust Agreement, nor entitle such person's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Estate, nor otherwise effect the rights, obligations and liabilities of the parties hereto. No creditor of the Owner Participant shall obtain legal title to or exercise legal or equitable remedies with respect to the Trust Estate as a result of the Owner Participant's status. No transfer, by operation of law or otherwise, of any right, title and interest of the Owner Participant in and to its beneficial interest in the Trust Estate shall operate to terminate this Trust Agreement or the Trust created hereby."

          (b) Section 11.12 of the Trust Agreement is hereby amended by deleting the phrase "State of Utah" contained therein and inserting the phrase "State of Connecticut" in lieu thereof.

          SECTION 6.  Ratification.  Except as amended hereby, the Trust
                      ------------
Agreement as heretofore supplemented continues and shall remain in full force and effect in all respects.

          SECTION 7.  Miscellaneous.  This Amendment may be executed by the
                      -------------
parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. All covenants and agreements contained herein and in the Trust Agreement shall be binding upon, and inure to the benefit of, the Owner Trustee and its successors and assigns, and the Owner Participant, its successors and, to the extent permitted by Article VIII of the Trust Agreement, its assigns.

                [First Amendment to Trust Agreement (1994 747 B)]

Any request, notice, direction, consent, waiver or other instrument or action by an Owner Participant shall bind its successors and assigns. The headings of the various Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof. This Amendment shall in all respects be governed by, and construed in accordance with, the internal laws of the State of Connecticut, including all matters of construction, validity and performance.


                                 *     *     *

                [First Amendment to Trust Agreement (1994 747 B)]

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Trust Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                ________________________________________



                                By:_____________________________________
                                Title:__________________________________


                                STATE STREET BANK AND TRUST
                                COMPANY OF CONNECTICUT, NATIONAL
                                ASSOCIATION


                                By:_____________________________________
                                Title:__________________________________